                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO.             )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
        [ ]  Preliminary Proxy Statement
        [X]  Definitive Proxy Statement
        [ ]  Definitive Additional Materials
        [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule
             14a-12
        [ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                             THE LOEWEN GROUP INC.
                (Name of Registrant as Specified in its Charter)

                                      N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

        [X]  No fee required.
        [ ]  Fee computed on table below per Exchange Act Rules
             14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                                      LOGO

                             THE LOEWEN GROUP INC.

                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

     NOTICE IS HEREBY GIVEN that the Annual General Meeting (the "Meeting") of the holders of Common shares without par value ("Common Shares") of The Loewen Group Inc. (the "Company") will be held at the Pan Pacific Hotel, 999 Canada Place, Vancouver, British Columbia, Canada, at 2:30 p.m. (Pacific Daylight Time) on Thursday, the 14th day of May, 1998, for the following purposes:

     1. to receive the report of the Directors to the shareholders and the financial statements of the Company for the year ended December 31, 1997, together with the report of the auditors thereon;

     2. to elect three Directors for terms of office as more particularly described in the accompanying Proxy Statement and Information Circular;

     3.    to appoint auditors for the ensuing year;

     4. to authorize the Directors to fix the remuneration to be paid to the auditors;

     5. to consider and, if thought advisable, to pass an ordinary resolution to approve an amendment of the Employee Stock Option Plan (International), formerly known as the Employee Stock Option Plan (United States), to increase the number of Common Shares issuable thereunder by 400,000 Common Shares;

     6. to consider and, if thought advisable, to pass an ordinary resolution to approve an amendment of the Employee Stock Option Plan (Canada) to increase the number of Common Shares issuable thereunder by 700,000 Common Shares; and

     7. to consider such other matters as may properly be brought before the Meeting or any adjournment or postponement thereof.

     The share transfer books of the Company will not be closed, but the Board of Directors has fixed March 26, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Each registered holder of Common Shares at the close of business on that date is entitled to such notice and to vote at the Meeting in the circumstances set out in the accompanying Proxy Statement and Information Circular.

     A Proxy Statement and Information Circular and form of proxy accompany this Notice of Meeting.

     Shareholders who are registered holders of Common Shares and who are unable to attend or who are not expecting to be present at the Meeting in person are requested to date and sign the enclosed form of proxy for holders of Common Shares and return it in the envelope provided for that purpose. Forms of proxy must be received by CIBC Mellon Trust Company not later than 10:00 a.m. (Pacific Daylight Time) on Wednesday, the 13th day of May, 1998, at 200 Queens Quay East, Unit 6, Toronto, Ontario, Canada, M5A 4K9, or by mail at P.O. Box 12005 Stn. BRM B, Toronto, Ontario, Canada, M7Y 2K5, or by fax at (416) 368-2502.

     Shareholders who are not registered holders receiving the Meeting materials from their broker or other representative are requested to complete and return the materials as instructed by such broker or other representative.

     DATED at Burnaby, British Columbia, Canada, the 6th day of April, 1998.

                                         BY ORDER OF THE BOARD

                                         /s/  RAYMOND L. LOEWEN
                                         -------------------------------------
                                         Raymond L. Loewen,
                                         Chairman of the Board,
                                         President and Chief Executive Officer

                                      LOGO

                             THE LOEWEN GROUP INC.
                              4126 NORLAND AVENUE
                       BURNABY, BRITISH COLUMBIA, CANADA
                                    V5G 3S8

                    PROXY STATEMENT AND INFORMATION CIRCULAR

                 IN CONNECTION WITH THE ANNUAL GENERAL MEETING
                           TO BE HELD ON MAY 14, 1998

                           DATED AS OF APRIL 6, 1998

                            SOLICITATION OF PROXIES

     THIS PROXY STATEMENT AND INFORMATION CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY MANAGEMENT OF THE LOEWEN GROUP INC. (THE "COMPANY") OF PROXIES TO BE USED AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS OF THE COMPANY (THE "MEETING") to be held at the Pan Pacific Hotel, 999 Canada Place, Vancouver, British Columbia, Canada, at 2:30 p.m. (Pacific Daylight Time) on Thursday, the 14th day of May, 1998 and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual General Meeting of Shareholders ("Notice of Meeting"). References in this Proxy Statement and Information Circular to "Shareholder" or "Shareholders" are references to the holder or holders of Common shares without par value of the Company ("Common Shares"). References in this Proxy Statement and Information Circular to "Subsidiaries" are references to the direct and indirect subsidiaries and associated entities of the Company, unless the context otherwise requires.

     This Proxy Statement and Information Circular and the enclosed form of proxy are first being sent to Shareholders on or about April 9, 1998.

     The total cost of solicitation of proxies will be borne by the Company. The solicitation of proxies is being made initially by mail. Directors, officers and other employees of the Company may solicit proxies in person, by telephone, by mail or other means. Brokers, banks and other persons will be reimbursed by the Company for expenses they incur in forwarding proxy material to obtain voting instructions from beneficial Shareholders. The Company also intends to use the services of Morrow & Co., Inc. to assist in the solicitation of proxies. The cost of such proxy solicitation services to be rendered to the Company is estimated to be $10,000 plus customary out-of-pocket expenses.
                            ------------------------

     All dollar amounts are expressed in United States dollars, unless indicated otherwise. The following rates of exchange, each of which is a weighted average of the Bank of Canada noon spot rate of exchange for the relevant year, were used to translate Canadian dollar amounts to United States dollar amounts for the respective fiscal years indicated:

FISCAL YEAR                          RATE
-----------                          ----
   1995              $1 United States = $1.3723 Canadian
   1996              $1 United States = $1.3635 Canadian
   1997              $1 United States = $1.3847 Canadian

                     APPOINTMENT AND REVOCATION OF PROXIES

     The persons named as proxyholders (the "designated persons") in the enclosed form of proxy were designated by the Directors of the Company. A SHAREHOLDER DESIRING TO APPOINT A PERSON (WHICH MAY BE A COMPANY) TO ATTEND AND ACT FOR AND ON BEHALF OF THAT SHAREHOLDER AT THE MEETING, OTHER THAN THE DESIGNATED PERSONS IN THE ENCLOSED FORM OF PROXY, MAY DO SO BY STRIKING OUT THE PRINTED NAMES AND INSERTING THE NAME OF SUCH OTHER PERSON AND, IF DESIRED, AN ALTERNATE TO SUCH PERSON (NEITHER OF WHOM NEED BE A SHAREHOLDER) IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY. The completed form of proxy must be received by CIBC Mellon Trust Company not later than 10:00 a.m. (Pacific Daylight Time) on Wednesday, the 13th day of May, 1998, at 200 Queens Quay East, Unit 6, Toronto, Ontario, Canada, M5A 4K9, or by mail at P.O. Box 12005 Stn. BRM B, Toronto, Ontario, Canada, M7Y 2K5, or by fax at (416) 368-2502.

     A proxy may not be valid unless it is dated and signed by the Shareholder who is giving it or by that Shareholder's attorney-in-fact duly authorized by that Shareholder in writing or, in the case of a corporation, dated and executed under its corporate seal or by any duly authorized officer of, or attorney-in-fact for, the corporation. If a form of proxy is executed by an attorney-in-fact for an individual Shareholder or joint Shareholders or by an officer or attorney-in-fact for a corporate Shareholder not under its corporate seal, the instrument so empowering the officer or attorney-in-fact, as the case may be, or a notarial copy thereof, should accompany the form of proxy.

     A Shareholder who has given a proxy may revoke it at any time, before it is exercised, by an instrument in writing (a) executed by that Shareholder or by that Shareholder's attorney-in-fact authorized in writing or, where that Shareholder is a corporation, by a duly authorized officer of, or attorney-in-fact for, the corporation; and (b) delivered either (i) to the registered office of the Company at Suite 2100-1075 West Georgia Street, Vancouver, British Columbia, Canada, V6E 3G2 at any time up to and including the last business day preceding the day of the Meeting or, if adjourned or postponed, any reconvening thereof, or (ii) to the Chairman of the Meeting prior to the vote on matters covered by the proxy on the day of the Meeting or, if adjourned or postponed, any reconvening thereof; or in any other manner provided by law. Attendance at the Meeting and participation in a poll (ballot) by a Shareholder will automatically revoke the proxy. A revocation of a proxy does not affect any matter on which a vote has been taken prior to the revocation.

          VOTING OF PROXIES AND EXERCISE OF DISCRETION BY PROXYHOLDERS

     If a poll (ballot) is taken and the instructions are certain, the designated persons in the enclosed form of proxy will vote for or against, or will withhold or abstain from voting, as the case may be, the shares in respect of which they are appointed in accordance with the direction of the Shareholders appointing them. IN THE ABSENCE OF SUCH DIRECTION, IT IS INTENDED THAT SUCH SHARES WILL BE VOTED ON ANY POLL (BALLOT) FOR THE APPROVAL OF ALL OF THE MATTERS IN THE ITEMS SET OUT IN THE FORM OF PROXY AND IN FAVOR OF EACH OF THE NOMINEES NAMED THEREIN FOR ELECTION AS DIRECTORS. The accompanying form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to any matters identified in the Notice of Meeting and with respect to other matters which may properly come before the Meeting. At the date of this Proxy Statement and Information Circular, management of the Company knew of no such amendments, variations, or other matters to come before the Meeting.

     In the case of abstentions from or withholding of the voting of shares on any matter, the shares which are the subject of the abstention or withholding ("non-voted shares") will be counted for determination of a quorum, but will not be counted as affirmative or negative votes on the matter to be voted upon. Under the rules of the New York Stock Exchange, brokers may not vote Common Shares held in street name on behalf of customers on a proposed resolution without specific instructions from their customers. If a customer has not given any instructions on the proposed resolutions, then the votes attaching to such customer's Common Shares are not counted for the determination of quorum. If a customer has given instructions on some but not all of the proposed resolutions, then the votes attaching to the customer's Common Shares are counted for the determination of quorum for all purposes. On any given resolution, where no instructions are received from the customer, the votes attaching to such customer's Common Shares ("broker non-votes") will not be counted as affirmative or negative votes on the matter to be voted upon.

     Participants in the Company's Employee Stock Bonus Plan and the Loewen Group International, Inc. ("LGII") 401(k) Retirement Plan who receive this Proxy Statement and Information Circular in such capacity will receive voting instruction forms instead of a form of proxy.

                  VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

     The authorized capital of the Company consists of 990,000,000 shares divided into 750,000,000 Common Shares, 40,000,000 Class A shares without par value (the "Class A shares") and 200,000,000 First Preferred Shares without par value of which 1,000,000 shares are designated as 7.75% Cumulative Redeemable Convertible First Preferred Shares, Series A ("Series A Preferred Shares"), 425,000 shares are designated as Convertible First Preferred Shares, Series B ("Series B Preferred Shares") and 8,800,000 shares are designated as 6.00% Cumulative Redeemable Convertible First Preferred Shares, Series C ("Series C Preferred Shares"). As of March 26, 1998, there were 8,800,000 Series C Preferred Shares outstanding. There are no Class A shares, Series A Preferred Shares or Series B Preferred Shares outstanding. The Company has no current intention to issue Class A shares or Series A Preferred Shares. All of the Series B Preferred Shares have been allotted for issuance pursuant to the Company's 1994 Management Equity Investment Plan. However, absent extraordinary circumstances, no Series B Preferred Shares will be issued prior to June 1999.

     The record date for determining the names of Shareholders entitled to receive the Notice of Meeting and to vote at the Meeting is the close of business on March 26, 1998. As at the close of business on March 26, 1998, there were 73,938,955 Common Shares issued and outstanding, the registered holders of which are entitled to vote at the Meeting. The holders of the issued and outstanding Series C Preferred Shares are not entitled to vote at the Meeting.

     Each Common Share to be voted at the Meeting will entitle the holder thereof to one vote on a poll (ballot).

     On voting for Directors to be elected at the Meeting, the three nominees receiving the highest number of votes will be elected.

     Any resolution presented to the Meeting which calls for a vote for or against an ordinary resolution requires, in order to pass, the affirmative vote of a simple majority of the votes cast at the Meeting. Non-voted shares and broker non-votes do not constitute votes cast at the Meeting and, accordingly, will not have any effect on the resolutions presented to the Meeting. All resolutions expected to be proposed at the Meeting are ordinary resolutions.

     The Directors and officers of the Company are not aware of any person or company that beneficially owns, directly or indirectly, or exercises control or direction over, shares carrying more than five percent (5%) of the voting rights attached to the Common Shares of the Company as at the close of business on March 26, 1998 other than:

                                                              AMOUNT AND NATURE OF
            NAME AND ADDRESS OF BENEFICIAL OWNER              BENEFICIAL OWNERSHIP   PERCENT OF CLASS
            ------------------------------------              --------------------   ----------------
Raymond L. Loewen...........................................    13,550,041(1)              18.03
  The Loewen Group Inc.
  4126 Norland Avenue
  Burnaby, British Columbia V5G 3S8

(1) The Common Shares reported by Mr. R. Loewen include 2,254,838 shares owned by his wife, Anne Loewen. Mrs. Loewen has sole voting and dispositive power with respect to her shares, and Mr. R. Loewen disclaims beneficial ownership of such shares. The Common Shares reported by Mr. R. Loewen also include 239,200 shares owned by Loewen Limited Partnership ("LLP"), a limited partnership in which Mr. R. Loewen is the sole general partner, 5,107,600 shares owned by Loewen Financial Inc. ("LFI"), a corporation of which Mr. R. Loewen is the sole shareholder, and 3,879,325 shares owned by Loewen Financial Limited Partnership ("LFLP"), a limited partnership in which LFI is the sole general partner. LLP, LFI and LFLP have the same address as Mr.
    R. Loewen. Certain Common Shares owned by Mr. R. Loewen, LLP, LFI and LFLP have been pledged to various Canadian banks to secure certain credit facilities. The number of Common Shares pledged to the Canadian banks varies from time to time. Certain terms and conditions of the credit facilities are based upon the market value of the Common Shares. If a default on the credit facilities were to occur and if the Canadian banks were to foreclose on the pledged shares, a change of control of the Company could result, under certain circumstances. The Common Shares reported by Mr. R. Loewen also include 1,222,335 shares that he has the right to acquire within 60 days of March 26, 1998 but does not actually own.

     The following table shows: (i) the number of Common Shares beneficially owned by each of the Directors, nominees, the Named Executive Officers (as defined herein) identified in the Summary Compensation Table that appears on page 13 and all Directors, nominees and executive officers as a group, as of March 26, 1998 (excluding shares which such persons have the right to acquire within 60 days of March 26, 1998 but do not actually own), (ii) the number of Common Shares which each of such persons has the right to acquire within 60 days of March 26, 1998 but does not actually own, and (iii) the total number of Common Shares which each of such persons owns as of March 26, 1998 and has the right to acquire within 60 days of March 26, 1998. Except for Raymond L. Loewen who beneficially owns approximately 18.03% of the Common Shares outstanding, no Director, nominee or executive officer beneficially owns 1% or more of the Common Shares outstanding. All of the Directors, nominees and executive officers together beneficially own approximately 19.25% of the Common Shares outstanding.

     Charles B. Loewen is not related to Raymond L. Loewen or his wife, Anne Loewen, nor are any other Directors or nominees related to one another.

                                                   NUMBER OF SHARES
                                                  BENEFICIALLY OWNED,    RIGHT TO ACQUIRE      TOTAL NUMBER OF
                                                  EXCLUDING RIGHT TO      SHARES WITHIN      SHARES BENEFICIALLY
                      NAME                        ACQUIRE SHARES (1)         60 DAYS                OWNED
                      ----                        -------------------    ----------------    -------------------
DIRECTORS
Reverend Kenneth S. Bagnell.....................           5,326                1,750                 7,076
Dr. Earl A. Grollman............................           8,718                4,468                13,186
Timothy R. Hogenkamp (2)........................          40,837              100,600               141,437
Peter S. Hyndman (2)............................               5               19,117                19,122
Albert S. Lineberry, Sr. (3)....................           7,636                2,468                10,104
Charles B. Loewen...............................           8,000                5,250                13,250
Raymond L. Loewen (2)(4)........................      12,327,706            1,222,335            13,550,041
Robert B. Lundgren..............................           9,005                4,250                13,255
Lawrence Miller (2).............................         111,505              288,313               399,818
Ernest G. Penner................................             444                4,694                 5,138
The Rt. Hon. John N. Turner, P.C., C.C., Q.C....           4,557                3,524                 8,081
Paul Wagler.....................................             245               50,041                50,286
NOMINEES
The Honorable J. Carter Beese, Jr...............           2,872                4,750                 7,622
James D. McLennan...............................           6,046                5,679                11,725
Kenneth T. Stevenson (5)........................           5,465                  Nil                 5,465
NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
  OR NOMINEES
William R. Shane (2)............................          21,005              164,535               185,540
Douglas J. McKinnon.............................               5               33,500                33,505
ALL DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS
  AS A GROUP (31 persons) (2)(3)(4)(5)(6).......      12,582,792            2,044,168            14,626,960

(1) In some instances voting and dispositive power is shared with the spouse of the identified person.

(2) Certain executive officers participate in either the LGII 401(k) Retirement Plan (for United States employees) or the Retirement Savings Plan for the Employees of The Loewen Group Inc. (for Canadian employees). The foregoing table does not include interests in funds offered as investment alternatives under such retirement plans that invest in Common Shares.

(3) Includes 295 shares owned by Mr. Lineberry's wife. Mrs. Lineberry has sole voting and dispositive power with respect to her shares, and Mr. Lineberry disclaims beneficial ownership of such shares. Also includes 4,800 shares beneficially owned by Gaines Corporation, of which Mr. Lineberry is the controlling shareholder.

(4) Includes 2,254,838 shares owned by Mr. R. Loewen's wife, Anne Loewen. Mrs. Loewen has sole voting and dispositive power with respect to her shares, and Mr. R. Loewen disclaims beneficial ownership of such shares. The Common Shares reported by Mr. R. Loewen also include 239,200 shares owned by LLP, 5,107,600 shares owned by LFI, and 3,879,325 shares owned by LFLP. Certain Common Shares owned by Mr. R. Loewen, LLP, LFI and LFLP have been pledged to various Canadian banks to secure certain credit facilities. The number of Common Shares pledged to the Canadian banks varies from time to time. Certain terms and conditions of the credit facilities are based upon the market value of the Common Shares. If a default on the credit facilities were to occur and if the Canadian banks were to foreclose on the pledged shares, a change of control of the Company could result, under certain circumstances.

(5) Includes 5,165 shares owned by Mr. Stevenson's wife. Mrs. Stevenson has sole voting and dispositive power with respect to her shares, and Mr. Stevenson disclaims beneficial ownership of such shares.

(6) Includes 300 shares owned by the wife of one executive officer as to which she has sole voting and dispositive power and as to which such executive officer disclaims beneficial ownership and five shares owned by the wife of another executive officer as to which she has sole voting and dispositive power and as to which such executive officer disclaims beneficial ownership.

                             ELECTION OF DIRECTORS

INFORMATION REGARDING DIRECTORS AND NOMINEES

     The Board of Directors of the Company presently consists of 14 members. Three Directors are to be elected at the Meeting, each for a term expiring at the fourth annual general meeting of Shareholders after the Meeting (expected to be held in 2002). Kenneth T. Stevenson was appointed a Director by the Directors on May 15, 1997 to fill the casual vacancy arising from the passing of the late Senator Harold E. Hughes. Peter S. Hyndman retired from the Board of Directors effective April 3, 1998, after 12 years of service, and the Board of Directors consequently reduced the size of the Board to 14 members (see CORPORATE GOVERNANCE below).

     As required by the Company Act of British Columbia, advance notice of the Meeting was published in the Vancouver Sun newspaper in Vancouver, British Columbia, Canada on March 18, 1998.

     The following table and the notes thereto state the names of all the persons continuing as Directors through and after the Meeting and proposed to be nominated for election as Directors, the municipalities and countries in which they are presently resident, their ages, all positions and offices with the Company now held by them, their principal occupations or employment within the five preceding years and the dates upon which they became Directors of the Company. Each of the continuing Directors and proposed nominees whose name is set forth below has consented in writing to act as a Director of the Company.

                              CONTINUING DIRECTORS

                                    AGE AS AT                       PRINCIPAL OCCUPATION  DATE BECAME DIRECTOR
      NAME, MUNICIPALITY AND        MARCH 26,                        IF DIFFERENT FROM     OF THE COMPANY/DATE
   COUNTRY OF PRESENT RESIDENCE       1998         OFFICE HELD       OFFICE HELD (1)(2)   of Expiry of Term (3)
   ----------------------------     ---------      -----------      --------------------  ---------------------
REVEREND KENNETH S. BAGNELL.......     63       Director            Author and            May 18, 1989/
Toronto, Ontario                                                    Clergyperson          Annual General
Canada                                                                                    Meeting in 2001

DR. EARL A. GROLLMAN..............     63       Director            Author and Lecturer   June 16, 1986/
Belmont, Massachusetts                                                                    Annual General
U.S.A.                                                                                    Meeting in 2001

TIMOTHY R. HOGENKAMP..............     52       Director            Chairman of the       March 30, 1989/
Cincinnati, Ohio                                                    Board, Loewen Group   Annual General
U.S.A.                                                              International, Inc.   Meeting in 2000
                                                                    (wholly owned
                                                                    subsidiary of the
                                                                    Company)

ALBERT S. LINEBERRY, SR...........     79       Director            Chairman of the       May 9, 1991/
Greensboro, North Carolina                                          Board, Gaines         Annual General
U.S.A.                                                              Corporation           Meeting in 1999
                                                                    (property
                                                                    development company)

CHARLES B. LOEWEN.................     65       Director            President, Corporate  May 24, 1990/
Toronto, Ontario                                                    Services              Annual General
Canada                                                              International Inc.    Meeting in 2001
                                                                    (international
                                                                    investment and
                                                                    consulting company)

                                    AGE AS AT                       PRINCIPAL OCCUPATION  DATE BECAME DIRECTOR
      NAME, MUNICIPALITY AND        MARCH 26,                        IF DIFFERENT FROM     OF THE COMPANY/DATE
   COUNTRY OF PRESENT RESIDENCE       1998         OFFICE HELD       OFFICE HELD (1)(2)   of Expiry of Term (3)
   ----------------------------     ---------      -----------      --------------------  ---------------------

RAYMOND L. LOEWEN.................     57       Chairman of the                           December 27, 1985/
Burnaby, British Columbia                       Board, President                          Annual General
Canada                                          and Chief                                 Meeting in 2000
                                                Executive Officer
                                                and Director

ROBERT B. LUNDGREN................     53       Director            Retired               June 16, 1986/
Langley, British Columbia                                                                 Annual General
Canada                                                                                    Meeting in 2000

LAWRENCE MILLER...................     49       Executive Vice-                           September 17, 1996/
Ivyland, Pennsylvania                           President,                                Annual General
U.S.A.                                          Operations and                            Meeting in 2001
                                                Director

ERNEST G. PENNER..................     61       Director            President, The        February 26, 1987/
Steinbach, Manitoba                                                 Penn-Co Group         Annual General
Canada                                                              (property             Meeting in 1999
                                                                    development company)

THE RIGHT HONOURABLE JOHN N.
TURNER, P.C., C.C., Q.C...........     68       Director            Partner, Miller       June 1, 1992/
Toronto, Ontario                                                    Thomson, Barristers   Annual General
Canada                                                              and Solicitors        Meeting in 1999

PAUL WAGLER.......................     51       Senior Vice-                              March 29, 1995/
Vancouver, British Columbia                     President, Finance                        Annual General
Canada                                          and Chief                                 Meeting in 1999
                                                Financial Officer
                                                and Director

                                    NOMINEES

                                       AGE AS AT                       PRINCIPAL OCCUPATION  DATE BECAME DIRECTOR
       NAME, MUNICIPALITY AND          MARCH 26,                        IF DIFFERENT FROM     OF THE COMPANY/DATE
    COUNTRY OF PRESENT RESIDENCE         1998         OFFICE HELD       OFFICE HELD (1)(2)   of Expiry of Term (3)
    ----------------------------       ---------      -----------      --------------------  ---------------------

THE HONORABLE J. CARTER BEESE, JR....     41       Director            Managing Director,    May 17, 1995/
Owings Mills, Maryland                                                 BT Alex. Brown        Annual General
U.S.A.                                                                 Incorporated          Meeting in 1998
                                                                       (investment bank)

JAMES D. MCLENNAN....................     61       Director            President, McLennan   June 1, 1993/
Park Ridge, Illinois                                                   Company (realty       Annual General
U.S.A.                                                                 company)              Meeting in 1998

                                       AGE AS AT                       PRINCIPAL OCCUPATION  DATE BECAME DIRECTOR
       NAME, MUNICIPALITY AND          MARCH 26,                        IF DIFFERENT FROM     OF THE COMPANY/DATE
    COUNTRY OF PRESENT RESIDENCE         1998         OFFICE HELD       OFFICE HELD (1)(2)   of Expiry of Term (3)
    ----------------------------       ---------      -----------      --------------------  ---------------------
KENNETH T. STEVENSON.................     64       Director            Chairman,             May 15, 1997/
Vancouver, British Columbia                                            Pennyfarthing         Annual General
Canada                                                                 Development Corp.     Meeting in 1998
                                                                       (property
                                                                       development company)

(1) All the continuing Directors of the Company and the proposed nominees have held their present principal occupations noted opposite their respective names throughout the last five years with the following exceptions: Timothy
    R. Hogenkamp, who prior to November 5, 1997 was President of the Company and prior to September 15, 1993 was Senior Vice-President, Operations of the Company; Charles B. Loewen, who prior to September 18, 1995 was Vice-Chairman, Loewen, Ondaatje, McCutcheon Limited, Toronto, Ontario, Canada (investment dealer); Raymond L. Loewen, who prior to November 5, 1997 was Chairman and Chief Executive Officer of the Company and prior to September 15, 1993 was President and Chief Executive Officer of the Company; Robert B. Lundgren, who prior to September 15, 1993 was Senior Vice-President, Finance and Corporate Development of the Company; Lawrence Miller, who prior to July 30, 1996 was President, Cemetery and Combination Division of the Company and prior to March 17, 1995 was President, Osiris Holding Corporation, Philadelphia, Pennsylvania (a cemetery holding company acquired by the Company in March 1995); The Right Honourable John N. Turner, P.C., C.C., Q.C., who from 1984 to 1993 was the Member of Parliament for Vancouver Quadra; Paul Wagler, who prior to March 20, 1995 was a Senior Vice-President, ABN AMRO Bank Canada, Vancouver, British Columbia, Canada; and The Honorable J. Carter Beese, Jr., who prior to September 1997 was Chairman of Alex. Brown International, Baltimore, Maryland (investment bank), prior to November 1996 was Vice-Chairman, Alex. Brown International, and prior to November 1994 was a Commissioner of the Securities and Exchange Commission.

(2) Charles B. Loewen also serves as director of Redekop Properties Inc. (a property development company), Canadian Brokerlink Inc. (an acquiror and operator of insurance brokerages), Ukraine Enterprise Corp. (a holding company for financial and resource investments) and MedNet International Ltd. (an eyecare company). James D. McLennan also serves as a director of ServiceMaster Limited Partnership (a diversified services company). Lawrence Miller also serves as a director of Rose Hills Company (a company that provides funeral and cemetery services). The Right Honourable John N. Turner, P.C., C.C., Q.C. also serves as a director of Noranda Forest Inc. (a forestry company), McDermott International, Inc. (an energy service company), E-L Financial Corporation (a holding company for financial and insurance companies), Triple Crown Electronics Inc. (an electronics company) and Iroquois Falls Power Corp. (a power company).

(3) All expiry dates in this column contemplate the holding of an annual general meeting in the year in question. It is possible that the annual general meeting date could be extended into a following year and in that case the terms of office would extend to the date of holding the annual general meeting.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has established a standing Audit Committee, a standing Compensation Committee and a standing Corporate Governance Committee (each, a "Committee"). The Board does not have an Executive Committee or a Nominating Committee.

     The Audit Committee receives and considers the reports of the firm of independent auditors appointed by the Shareholders and approves the consolidated financial statements of the Company. This Committee also oversees the Company's internal auditing and compliance with the Company's environmental policies and environmental laws. The members of this Committee are Charles B. Loewen (Chairman), The Honorable J. Carter Beese, Jr., Robert B. Lundgren and The Right Honourable John N. Turner, P.C., C.C., Q.C., all of whom are non-employee Directors. The Audit Committee held six meetings during 1997.

     The Corporate Governance Committee considers and makes recommendations concerning the composition and functioning of the Board of Directors and committees thereof and generally all matters pertaining to the organization and management of the Company. The Corporate Governance Committee held three meetings during 1997. For particulars of the functions and composition of the Corporate Governance Committee, see CORPORATE GOVERNANCE below.

     The Compensation Committee reviews and recommends, for approval by the Board of Directors, specifically the executive compensation of the Chief Executive Officer and generally the Company's executive compensation policies. The Compensation Committee held six meetings in 1997. For particulars of the functions and composition of the Compensation Committee, see EXECUTIVE COMPENSATION -- Composition of the Compensation Committee and EXECUTIVE COMPENSATION -- Report on Executive Compensation below.

MEETINGS; DIRECTOR COMPENSATION AND OTHER PAYMENTS

     The Board of Directors held 19 meetings in 1997. The aggregate average attendance at meetings of the Board of Directors and its permanent standing Committees was 92%. With the exception of Mr. Ernest G. Penner, each Director attended at least 75% of the total number of meetings of the Board of Directors and the respective Committees on which he served.

     Directors who are not officers or employees of the Company or any of its Subsidiaries ("outside Directors") were each entitled to an annual retainer of $23,500 for 1997. In addition, each outside Director was entitled to $1,500 for attendance in person at a meeting (Board or Committee of the Board), $250 for attendance by telephone at a meeting (Board or Committee of the Board), $5,000 per annum for being a member of a Committee of the Board, and $5,000 per annum for chairing a Committee of the Board. Fees were pro rated for service periods of less than a complete year. Directors are reimbursed their reasonable travel expenses for attending meetings of the Board and its Committees.

     Pursuant to the Company's 1994 Outside Director Compensation Plan (the "Outside Director Plan"), outside Directors may elect to receive all or part of their retainer and meeting fees in Common Shares. In addition, the Outside Director Plan provides that on an annual basis each outside Director may receive options to purchase Common Shares. The specific number of Common Shares underlying such options will be determined by the full Board of Directors prior to June 1 of each year. For 1997, each outside Director received an option to purchase 3,500 Common Shares, and each outside Director who also served on a Committee of the Board of Directors received an option to purchase an additional 1,000 Common Shares for his service on each such Committee. Also pursuant to the Outside Director Plan, when an outside Director is first appointed to the Board of Directors, he or she is granted an option to purchase a number of Common Shares, as determined by the Board of Directors at the time of his or her appointment. The exercise price for all options granted pursuant to the Outside Director Plan is the fair market value of the underlying Common Shares, specifically the weighted average of the Common Share trading price for the five trading days preceding the grant date.

     A consultant's contract between Albert S. Lineberry, Sr. and a Subsidiary (the "Lineberry Contract"), which was entered into in connection with the acquisition of certain funeral homes from a corporation controlled by Mr. Lineberry, and which was renewed for a term of five years effective November 14, 1995, provides for his nomination as a Director of the Company. No salary is paid to Mr. Lineberry under the Lineberry Contract. However, the Lineberry Contract provides for the payment of certain benefits for Mr. Lineberry. During 1997, payments made on behalf of Mr. Lineberry for such benefits totalled $28,574.

     In July 1994, the Company entered into a consulting agreement with Charles
B. Loewen (who is not related to Raymond L. Loewen or his wife, Anne Loewen) and a corporation of which Mr. C. Loewen is an employee, officer and director (the "C.B. Loewen Agreement"). Under the terms of the C.B. Loewen Agreement, Mr. C. Loewen agrees to provide, from time to time as requested, advice on financial planning, financial presentation, Board of Director and other matters relating to compensation, corporate governance, audit and general corporate policy, in exchange for payments to be made for such services, which payments are, in each case, in lieu of payments to him personally of Directors' retainer and meeting fees. The 1997 payment was $74,000.

     Dr. Earl A. Grollman, through EAG, Inc. (a corporation owned by Dr. Grollman), was paid $14,500 by a Subsidiary in 1997 by way of honoraria for presentations to managers and employees of the Company, as well as other industry groups, made at the request of the Company.

     See CERTAIN TRANSACTIONS for a description of certain transactions between entities related to certain Directors and the Company.

     Based on information furnished by the Directors and nominees individually, Raymond L. Loewen, together with his associates and affiliates, is the only Director or nominee who beneficially owns, directly or indirectly, or exercises control or direction over shares of the Company carrying 10% or more of the voting rights attaching to shares of the Company.

                              CORPORATE GOVERNANCE

     The Company's Board of Directors and senior management consider good corporate governance to be central to the effective and efficient operation of the Company. Accordingly, in December 1995, a Corporate Governance Committee was established as a permanent standing committee of the Board. The members of the Corporate Governance Committee are The Right Honourable John N. Turner, P.C., C.C., Q.C. (Chairman), The Honorable J. Carter Beese, Jr., Charles B. Loewen and James D. McLennan, each of whom is an outside, "unrelated" Director and brings to the Corporate Governance Committee the benefit of his experience in sitting on other public company boards. Two members of the Corporate Governance Committee have additional special expertise in the corporate governance field. The Honorable J. Carter Beese, Jr. was invited to address The World Economic Forum in Davos, Switzerland in 1998 on "Corporate Governance: Issues and Trends" and The Right Honourable John N. Turner, P.C., C.C., Q.C. was invited to address the University of Toronto -- Rotman School of Management in 1998 on "Current Trends in Corporate Governance".

     In August 1997, the Board of Directors asked the Corporate Governance Committee to review the present Board status with respect to Board size, composition and process in light of prevailing corporate governance practices. Following preliminary research, the Corporate Governance Committee met in two special sessions. The recommendations of the Corporate Governance Committee, adopted by the Board on March 5, 1998, include a recommended reduction over time in size of the Board from 15 to 12 and a reduction in the number of "inside" (or "management") Directors to one or possibly two at most. As part of this plan, the Committee also recommended that the Board continue to consider additional appropriately qualified candidates to serve as outside Directors.

     The Toronto Stock Exchange (the "TSE") and The Montreal Exchange (the "ME") require each listed corporation to disclose in its information circular or annual report its approach to corporate governance. The following discussion is provided in compliance with such listing requirements. The TSE and the ME recommend 14 guidelines with respect to systems of corporate governance generally, which guidelines were adopted in a policy of the TSE that became applicable in July 1995 (the "TSE Policy") and were adopted by the ME in a similar policy on July 7, 1995 (the "ME Policy"). The Company is fully or substantially aligned with nearly all of these guidelines. The TSE Policy provides that the guidelines are not requirements, but recommendations. The Company believes that flexibility in approaches to corporate governance practices is important in order to most effectively pursue shareholder value.

     The following table sets forth the 14 guidelines from the TSE and ME Policies, together with a summary of the position of the Company with respect to each guideline.

                                                         DOES THE
                                                      COMPANY ALIGN
                TSE AND ME POLICIES                      WITH THE
          CORPORATE GOVERNANCE GUIDELINES              GUIDELINES?                  COMMENTS
          -------------------------------             -------------                 --------
1.    Board should explicitly assume responsibility
      for stewardship of the corporation, and
      specifically for:
      - adoption of a strategic planning process           Yes        The Corporate Governance Committee
                                                                      reviews strategic issues and directs
                                                                      the Board's attention to specified
                                                                      issues at meetings through the year.
      - identification of principal risks, and             Yes        The Audit Committee and the Board
        implementing risk management systems                          periodically assess the Company's
                                                                      principal risks. The Company has an
                                                                      internal Risk Management Department.
                                                                      Senior management and the Audit
                                                                      Committee regularly review the
                                                                      Company's system of internal
                                                                      controls.

                                                         DOES THE
                                                      COMPANY ALIGN
                TSE AND ME POLICIES                      WITH THE
          CORPORATE GOVERNANCE GUIDELINES              GUIDELINES?                  COMMENTS
          -------------------------------             -------------                 --------
      - succession planning and monitoring senior          Yes        As a matter of policy, the Board
        management                                                    annually reviews the succession plan
                                                                      for the Company. The Compensation
                                                                      Committee monitors the performance of
                                                                      the CEO and senior management. The
                                                                      compensation of senior management is
                                                                      largely performance linked.
      - communications policy                              Yes        The Company has a Communications
                                                                      Department, headed by a
                                                                      Vice-President, Communications, in
                                                                      addition to a Director of Investor
                                                                      Relations. The CEO is involved in the
                                                                      Company's communications policy with
                                                                      respect to shareholders, lenders,
                                                                      market analysts, employees, the
                                                                      industry, governments and the public.
      - integrity of internal control and                  Yes        Each of the Audit Committee and
        management information systems                                senior management regularly reviews
                                                                      the integrity of these systems,
                                                                      consulting with the Company's
                                                                      auditors as appropriate.
2.    Majority of directors should be "unrelated"          Yes        Of the 14 Board members, a majority
      (independent of management and free from                        (10) are "unrelated". The remaining
      conflicting interest)                                           four are automatically deemed
                                                                      "related" by being members of senior
                                                                      management.
3.    Disclosure for each director whether he or           Yes        In deciding whether a particular
      she is related, and how that conclusion was                     Director is "related" or "unrelated",
      reached                                                         the Board of Directors examined the
                                                                      factual circumstances of each
                                                                      Director and considered them in the
                                                                      context of a number of relevant
                                                                      factors. In this regard, the
                                                                      definitions in the TSE and ME
                                                                      Policies are broad and, in some
                                                                      cases, difficult to apply.
4.    - Appoint a committee responsible for                 No        An informal consultation process
        appointment/assessment of directors                           involving all Directors is used with
                                                                      respect to both the appointment and
                                                                      assessment of Directors. This is
                                                                      deemed to be more effective than the
                                                                      use of a formalized committee.
      - Composed exclusively of non-management        Not Applicable  Not applicable by virtue of the
        directors, the majority of whom are                           immediately preceding paragraph.
        "unrelated"                                                   However, the informal consultation
                                                                      process described above does involve
                                                                      not only "unrelated", non-management
                                                                      Directors but also persons completely
                                                                      arm's length from the Company.

                                                         DOES THE
                                                      COMPANY ALIGN
                TSE AND ME POLICIES                      WITH THE
          CORPORATE GOVERNANCE GUIDELINES              GUIDELINES?                  COMMENTS
          -------------------------------             -------------                 --------
5.    Implement a process for considering the              Yes        The process is one of informal review
      assessment of the effectiveness of the board,                   and consultation. As well, Directors
      its committees and individual directors                         periodically discuss the
                                                                      effectiveness of Board operations as
                                                                      part of Board or Committee meetings.
6.    Provide orientation and education programs           Yes        Prior to official appointment, new
      for new directors                                               Directors are provided considerable
                                                                      education and orientation about the
                                                                      Company and the industry.
7.    Consider reducing size of board, with a view         Yes        The Board consists of 14 members.
      to improving effectiveness                                      This is already below the range of 20
                                                                      or more which the TSE Policy feels
                                                                      can lead to ineffectiveness, and is
                                                                      within the range of 10-16 which the
                                                                      TSE Policy suggests is the most
                                                                      effective range. However, the Board
                                                                      intends to move to a reduced size
                                                                      over time.
8.    Review compensation of directors in light of         Yes        The Compensation Committee reviews
      risks and responsibilities                                      this item on a periodic basis.
9.    - Committees should generally be composed of         Yes        The Board committees are composed
        non-management directors                                      solely of non-management Directors.
      - Majority of committee members should be            Yes
        "unrelated"
10.   Appoint a committee responsible for approach         Yes        The Board has appointed a specific
      to corporate governance issues                                  committee to be responsible for the
                                                                      Company's approach to corporate
                                                                      governance issues.
11.   - Define limits to management's
        responsibilities by developing mandates
        for:
      (i) the board                                         No        There can be no specific or narrowed
                                                                      mandate for the Board since the Board
                                                                      has an unfettered general mandate and
                                                                      general legal responsibility to
                                                                      oversee the management of the Company
                                                                      and to represent the Shareholders'
                                                                      interests.
      (ii) the CEO                                         Yes        The mandate of the CEO is reviewed
                                                                      each year by the Corporate Governance
                                                                      Committee.
      - Board should approve CEO's corporate               Yes        The CEO's responsibility is to
        objectives                                                    implement corporate policies and
                                                                      objectives as determined by the
                                                                      Board. The Corporate Governance
                                                                      Committee periodically reviews these
                                                                      policies and objectives. Certain
                                                                      performance objectives relating
                                                                      specifically to compensation may be
                                                                      established by the Compensation
                                                                      Committee.

                                                         DOES THE
                                                      COMPANY ALIGN
                TSE AND ME POLICIES                      WITH THE
          CORPORATE GOVERNANCE GUIDELINES              GUIDELINES?                  COMMENTS
          -------------------------------             -------------                 --------
12.   Establish structures and procedures to enable        Yes        The Board has three standing
      the board to function independently of                          Committees (Audit, Compensation and
      management                                                      Corporate Governance), each of which
                                                                      is composed entirely of Directors who
                                                                      are "outside" and "unrelated". The
                                                                      Company believes that the Board and
                                                                      senior management presently have a
                                                                      highly effective working relationship
                                                                      which reflects the entrepreneurial
                                                                      leadership of the Company and the
                                                                      unique nature of the Company's
                                                                      culture in a highly specialized
                                                                      field.
13.   - Establish an audit committee with a                Yes        The Board has an Audit Committee with
        specifically defined mandate                                  a specifically defined mandate. This
                                                                      mandate has been reviewed by external
                                                                      counsel to ensure alignment with the
                                                                      guidelines of the TSE Policy.
      - All members should be non-management               Yes
        directors
14.   Implement a system to enable individual              Yes        Individual Directors can engage
      directors to engage outside advisers, at                        outside advisers with the
      corporation's expense                                           authorization of the Corporate
                                                                      Governance Committee.

                             EXECUTIVE COMPENSATION

     The following table sets forth compensation earned during the last three fiscal years by the Chief Executive Officer, the Company's four most highly compensated executive officers other than the Chief Executive Officer who served as executive officers at the end of 1997 and one individual who served as an executive officer during 1997, but not at the end of 1997 (collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

=============================================================================================================================
                                                         Annual Compensation (1)
                                -------------------------------------------------------------------------
                                                                                          AWARDS
                                                                                  -----------------------
                                                                   OTHER ANNUAL      SECURITIES UNDER        ALL OTHER
   NAME AND PRINCIPAL                SALARY           BONUS        COMPENSATION       OPTIONS GRANTED      COMPENSATION
        POSITION          YEAR        ($)            ($) (2)          ($) (3)               (#)                 ($)
-----------------------------------------------------------------------------------------------------------------------------
 Raymond L. Loewen        1997            1(4)              nil(6)     16,219        600,000(4)(6)             39,095(7)
  Chairman of the Board,  1996            1(5)               --(6)     16,445         20,771(5)(6)            200,747
  President and Chief     1995      546,538                  --(6)         --            nil                    5,283
  Executive Officer
-----------------------------------------------------------------------------------------------------------------------------
 Timothy R. Hogenkamp     1997      360,000                 nil            --            nil(9)                61,531(10)
  Chairman of the Board,  1996      325,904                  --(9)         --         40,600                   63,723
  LGII (8)                1995      269,230                  --(9)         --            nil                   59,678
-----------------------------------------------------------------------------------------------------------------------------
 Lawrence Miller          1997            1(12)             nil         13,200       351,353(12)(14)              511(15)
  Executive Vice-         1996       87,258(13)              --(14)     13,200        83,960(13)(14)            1,374
  President,              1995      153,952                  --(14)         --       180,000                    1,106
  Operations (11)
-----------------------------------------------------------------------------------------------------------------------------
 William R. Shane         1997      249,038(17)             nil             --         9,000(17)(18)            2,318(19)
  Senior Vice-President,  1996      101,923                  --(18)     13,200        62,535                    1,899
  Advisor (16)            1995      157,798                  --(18)         --       180,000                    1,106
 ----------------------------------------------------------------------------------------------------------------------------
 Paul Wagler              1997      247,454                 nil             --           nil                    2,855(21)
  Senior Vice-President,  1996      205,777             106,956             --        26,041                    4,967
  Finance and Chief       1995      144,223                 nil             --        40,000                    4,445
  Financial Officer (20)
-----------------------------------------------------------------------------------------------------------------------------
 Douglas J.               1997      356,334                 nil             --           nil(23)                5,386(24)
  McKinnon (22)           1996      207,938                  --(23)         --        63,500                      nil
                          1995          n/a                 n/a            n/a           n/a                      n/a

=============================================================================================================================

 (1) The Company has not granted any restricted shares or restricted share units, stock appreciation rights or long-term incentive plan payouts to the Named Executive Officers.

 (2) Bonuses earned in respect of a particular fiscal year are paid in the following fiscal year but are reported herein as compensation for the fiscal year for which they were earned. No bonuses of any kind were or will be paid to Named Executive Officers for 1997.

 (3) In accordance with SEC rules, the value of perquisites and other personal benefits, securities and property for each Named Executive Officer that does not exceed the lesser of $50,000 and 10% of the total of the annual salary and bonus is not reported herein. The amounts reported in this column consist solely of taxable auto benefits.

 (4) In lieu of substantially all of his salary for 1997, Mr. R. Loewen was granted in September 1997 an option to purchase 57,812 Common Shares and in February 1998 an option to purchase 42,188 Common Shares.

 (5) In lieu of substantially all of his salary for 1996, Mr. R. Loewen was granted in August 1996 an option to purchase 145,600 Common Shares.

 (6) In August 1996, Mr. R. Loewen was granted an option to purchase 55,147 Common Shares in lieu of a cash bonus for 1995. In May 1997, Mr. R. Loewen was granted an option to purchase 101,288 Common Shares in lieu of a cash bonus for 1996, an option to purchase 240,900 Common Shares as his 1996 long term incentive and an option to purchase 200,000 Common Shares as his 1997 long term incentive. No bonuses of any kind were or will be paid to Named Executive Officers for 1997.

 (7) Consists of tax services ($3,611) and a taxable benefit for the use of the Company's motor vessel ($35,484).

(Footnotes continue on following page)

 (8) Mr. Hogenkamp served as President and Chief Operating Officer until November 5, 1997. On November 5, 1997, Mr. Hogenkamp was appointed Chairman of the Board of LGII.

 (9) In August 1996, Mr. Hogenkamp was granted, in lieu of a cash bonus for 1996, an option to purchase 19,600 Common Shares and, in lieu of a cash bonus for 1995, an option to purchase 21,000 Common Shares.

(10) Consists of life insurance premiums paid by the Company ($515), a matching contribution to the LGII 401(k) Retirement Plan ($3,200), reimbursement of excess contribution to the LGII 401(k) Retirement Plan ($6,408), tax services ($3,280), forgiveness of indebtedness ($42,500) and imputed interest on a non-interest-bearing loan ($5,628).

(11) Mr. Miller commenced employment with the Company on March 17, 1995.

(12) In lieu of substantially all of his salary for 1997, Mr. Miller was granted in September 1997 an option to purchase 42,353 Common Shares.

(13) In lieu of a portion of his salary for 1996, Mr. Miller was granted in August 1996 an option to purchase 47,660 Common Shares.

(14) In March 1996, Mr. Miller was granted an option to purchase 9,000 Common Shares for the achievement of certain performance-related objectives identified in his employment contract. In August 1996, Mr. Miller was granted, in lieu of a cash bonus for 1996, an option to purchase 18,300 Common Shares and, in lieu of a cash bonus for 1995, an option to purchase 9,000 Common Shares. In May 1997, Mr. Miller was granted an option to purchase 9,000 Common Shares for the achievement of certain performance-related objectives identified in his employment contract and an option to purchase 300,000 Common Shares as part of his annual compensation package.

(15) Consists solely of reimbursement of excess contribution to the LGII 401(k) Retirement Plan ($511).

(16) Mr. Shane commenced employment with the Company on March 17, 1995. Mr. Shane served as Senior Vice-President and Chief Financial Officer, Cemetery and Combination Division until January 19, 1998, at which time Mr. Shane became Senior Vice-President, Advisor.

(17) In lieu of a portion of his salary for 1996, Mr. Shane was granted in August 1996 an option to purchase 34,160 Common Shares.

(18) In March 1996, Mr. Shane was granted an option to purchase 9,000 Common Shares for the achievement of certain performance-related objectives identified in his employment contract. In August 1996, Mr. Shane was granted, in lieu of a cash bonus for 1996, an option to purchase 11,875 Common Shares and, in lieu of a cash bonus for 1995, an option to purchase 7,500 Common Shares.

(19) Consists of a matching contribution to the LGII 401(k) Retirement Plan ($2,000) and reimbursement of excess contribution to the LGII 401(k) Retirement Plan ($318).

(20) Mr. Wagler commenced employment with the Company on March 20, 1995.

(21) Consists solely of a contribution to the Company's group registered retirement plan ($2,855).

(22) Mr. McKinnon commenced employment with the Company on April 1, 1996 and ceased employment with the Company on November 1, 1997.

(23) In May 1996, Mr. McKinnon was granted an option to purchase 50,000 Common Shares related to the commencement of his employment. In August 1996, Mr. McKinnon was granted, in lieu of a cash bonus for 1996, an option to purchase 13,500 Common Shares.

(24) Consists of a taxable benefit for the Employee Stock Bonus Plan ($88), a contribution to the Company's group registered retirement plan ($4,875) and tax services ($423).

     The following table sets forth individual grants of stock options by the Company during the last fiscal year to the Named Executive Officers.

                            OPTION GRANTS DURING THE
                          YEAR ENDED DECEMBER 31, 1997

================================================================================================================

                            NUMBER OF      % OF TOTAL                         MARKET VALUE
                            SECURITIES       OPTIONS                         OF SECURITIES
                            UNDERLYING     GRANTED TO                          UNDERLYING
                             OPTIONS        EMPLOYEES      EXERCISE OR       OPTIONS ON THE
                             GRANTED        IN FISCAL      BASE PRICE        DATE OF GRANT        EXPIRATION
          NAME               (#) (1)          YEAR        ($/SECURITY)        ($/SECURITY)           DATE
----------------------------------------------------------------------------------------------------------------
 Raymond L. Loewen           542,188(2)       32.96        Cdn.  42.25        Cdn.   42.25        May 15, 2007
                              57,812(3)        3.51        Cdn.  35.45        Cdn.   35.45      Sept. 17, 2007
----------------------------------------------------------------------------------------------------------------
 Timothy R. Hogenkamp            nil            nil                nil                 nil                 nil
----------------------------------------------------------------------------------------------------------------
 Lawrence Miller             309,000(4)       18.79         US  30.375         US   30.375        May 15, 2007
                              42,353(3)        2.57         US   25.25         US    25.25      Sept. 17, 2007
----------------------------------------------------------------------------------------------------------------
 William R. Shane              9,000(4)        0.55         US  30.375         US   30.375        May 15, 2007
----------------------------------------------------------------------------------------------------------------
 Paul Wagler                     nil            nil                nil                 nil                 nil
----------------------------------------------------------------------------------------------------------------
 Douglas J. McKinnon             nil            nil                nil                 nil                 nil
================================================================================================================

========================  ===================================
                                 POTENTIAL REALIZABLE
                                   VALUE AT ASSUMED
                                 ANNUAL RATES OF SHARE
                                PRICE APPRECIATION FOR
                                      OPTION TERM
                          -----------------------------------
          NAME                 5% ($)            10% ($)

 Raymond L. Loewen         Cdn. 14,406,283   Cdn. 36,508,508
                            Cdn. 1,288,871    Cdn. 3,266,267
-------------------------------------------------------------
 Timothy R. Hogenkamp                  nil               nil
-------------------------------------------------------------
 Lawrence Miller             US  5,902,692     US 14,958,643
                             US    672,544     US  1,704,366
-------------------------------------------------------------
 William R. Shane            US    171,923     US    435,688
-------------------------------------------------------------
 Paul Wagler                           nil               nil
-------------------------------------------------------------
 Douglas J. McKinnon                   nil               nil
=============================================================

(1) To the extent permitted by applicable securities and tax laws and stock exchange rules, options granted under the Company's Employee Stock Option Plans are transferable to a personal holding company of which the optionee holds all direct and indirect interests.

(2) Options granted in lieu of a cash bonus for 1996 (which options vested immediately), as a 1996 long term incentive (which options vest as to one-third of the underlying Common Shares on each anniversary of the grant date, until fully vested) and as a 1997 long term incentive (which options vest as to one-fifth of the underlying Common Shares on each anniversary of the grant date, until fully vested).

(3) Options granted in lieu of salary for 1997 (which options vested immediately), in the cases of Messrs. R. Loewen and Miller. See -- Report on Executive Compensation.

(4) Options granted for the achievement of certain performance-related objectives identified in Mr. Miller's employment contract and as part of his annual compensation package (all of which options vest as to one-fifth of the underlying Common Shares on each anniversary of the grant date, until fully vested).

(5) Options granted for the achievement of certain performance-related objectives identified in Mr. Shane's employment contract (which options vest as to one-fifth of the underlying Common Shares on each anniversary of the grant date, until fully vested).

     The following table sets forth certain information regarding options exercised during the year ended December 31, 1997 and options held by the Named Executive Officers as at December 31, 1997.

      AGGREGATED OPTION EXERCISES DURING THE YEAR ENDED DECEMBER 31, 1997
                       AND FISCAL YEAR-END OPTION VALUES

==================================================================================================================================
                                                                NUMBER OF SECURITIES
                                                               UNDERLYING UNEXERCISED
                                                                     OPTIONS AT                VALUE OF UNEXERCISED IN-THE-MONEY
                                                               DECEMBER 31, 1997 (#)          OPTIONS AT DECEMBER 31, 1997 ($)(1)
                           SECURITIES                  -------------------------------------- ------------------------------------
                            ACQUIRED      AGGREGATE
                               ON           VALUE
          NAME            EXERCISE (#)   REALIZED ($)     EXERCISABLE       UNEXERCISABLE         EXERCISABLE      UNEXERCISABLE
     -----------------------------------------------------------------------------------------------------------------------
  Raymond L. Loewen           nil            nil           1,140,147            410,600          Cdn 12,288,046     Cdn. 421,250
                                                                              2,000,000(2)                  nil              nil
----------------------------------------------------------------------------------------------------------------------------------
  Timothy R. Hogenkamp        nil            nil             100,600              5,000           US    541,250      US   20,937
                                                                                300,000(3)                  nil              nil
----------------------------------------------------------------------------------------------------------------------------------
  Lawrence Miller             nil            nil             207,313            408,000           US     23,824              nil
----------------------------------------------------------------------------------------------------------------------------------
  William R. Shane            nil            nil             143,535            108,000                     nil              nil
----------------------------------------------------------------------------------------------------------------------------------
  Paul Wagler                 nil            nil              42,041             24,000                     nil              nil
----------------------------------------------------------------------------------------------------------------------------------
  Douglas J. McKinnon         nil            nil              23,500             10,000                     nil              nil
==================================================================================================================================


(1) The closing price of the Common Shares on December 31, 1997 on the TSE was Cdn $36.80 and on the New York Stock Exchange was US $25.8125. These columns set forth the market value less the exercise price as at such date.

(2) Comprised of grants under the 1994 Management Equity Investment Plan, which is described in the Report on Executive Compensation below, to Mr. R. Loewen of an option to purchase 500,000 Common Shares and of certain purchase rights in respect of an additional 1,500,000 Common Shares.

(3) Comprised of a grant under the 1994 Management Equity Investment Plan to Mr. Hogenkamp of an option to purchase 300,000 Common Shares.

PENSION BENEFITS

     The Company does not have any defined benefit or actuarial pension plans. The Company does have a defined contribution pension plan and, in Canada, a group registered retirement savings plan.

     The estimated aggregate cost to the Company for the year ended December 31, 1997 of pension benefits under the Company's group registered retirement savings plan for senior officers was $42,042.

     The estimated aggregate cost to the Company for the year ended December 31, 1997 of pension benefits under the Company's pension plan applicable to United States-based senior officers of the Company was $69,946. Annual discrimination testing (that is to say, the testing of the entitlement of more highly compensated employees against the entitlement of employees with lower compensation) gave rise to adjustments in respect of twenty United States-based senior officers for 1997 in the aggregate amount of $24,195. Refunded sums represent compensation to such officers and were included in the amounts set out above in the Summary Compensation Table (as to the portions paid to Named Executive Officers).

EMPLOYMENT CONTRACTS

     The following Named Executive Officers have written employment agreements with the Company: Timothy R. Hogenkamp, Lawrence Miller, William R. Shane and Paul Wagler. The agreements outline duties and responsibilities, initial compensation and related benefits, including bonuses and initial stock option grants. The agreements for Messrs. Hogenkamp and Wagler do not specify a term of years and are terminable by the Company upon six months' notice, in the case of Mr. Hogenkamp, or upon reasonable notice, in the case of Mr. Wagler. The agreements for Mr. Miller and Mr. Shane specify a maximum term of five years commencing in March 1995, but are terminable early by the Company upon 90 days' notice. Mr. Shane's employment contract was amended effective January 1998 to provide for part-time employment in his new capacity as Senior Vice-President, Advisor.

     In October 1996, the Company entered into written agreements with each of Messrs. R. Loewen, Hogenkamp, Miller, Shane and Wagler fully indemnifying them in their capacities as officers and, if applicable, Directors of the Company. Also in October 1996, Messrs. Hogenkamp, Miller and Wagler entered into severance agreements with the Company and Mr. Shane entered into a similar severance agreement with a Subsidiary of the Company. All of the severance agreements provide for the payment of certain retention bonuses and severance benefits in the event of a change in control of the Company.

     Douglas J. McKinnon also had a written employment agreement with the Company, which was terminable by the Company upon six months' notice, and had entered into agreements substantially the same as the indemnification and severance agreements entered into by the other Named Executive Officers. Mr. McKinnon ceased employment with the Company on November 1, 1997. By agreement between Mr. McKinnon and the Company, Mr. McKinnon will continue to receive payments equal to his salary prior to the cessation of his employment, as well as certain fringe benefits, through July 31, 1998.

     Each of the participants in the 1994 Management Equity Investment Plan, including Messrs. R. Loewen and Hogenkamp, has entered into an Executive Agreement with the Company or a Subsidiary (the "Executive Agreement"). The Executive Agreement includes certain obligations of a participant with respect to his conduct during the term of employment, and includes a confidentiality agreement and a covenant not to compete that is effective for two years immediately following the date of termination of employment. The Executive Agreement does not include any compensatory provisions.

COMPOSITION OF THE COMPENSATION COMMITTEE

     The Chairman of the Compensation Committee is Charles B. Loewen, an outside Director of the Company. Charles B. Loewen is not related to Raymond L. Loewen or his wife, Anne Loewen. The other members of the Compensation Committee for the fiscal year ended December 31, 1997 were Robert B. Lundgren (appointed as Committee member on May 16, 1997), James D. McLennan, Ernest G. Penner (ceased as Committee member on May 16, 1997) and The Right Honourable John N. Turner, P.C., C.C., Q.C. The Compensation Committee met six times in 1997. All members are outside Directors of the Company.

REPORT ON EXECUTIVE COMPENSATION

     The Company's executive compensation program is administered by the Compensation Committee. The Compensation Committee reviews and recommends, for approval by the Board of Directors, specifically the executive compensation of the Chief Executive Officer and generally the Company's executive compensation policies. With respect to the Company's stock plans, awards made to executive officers are generally made by the Compensation Committee (and approval of the full Board of Directors will not be sought) in order to qualify such awards for an exemption from certain "short-swing" profits liability rules under the United States securities laws and to provide for the deductibility of stock-based compensation under United States income tax laws. See "Policy with Respect to Deductibility of Compensation" below.

Compensation Philosophy

     The Company's executive compensation program is designed to provide incentives for executives to enhance shareholder value, to successfully implement the Company's business plan and to improve corporate and individual performance.

     The program, which is based on a pay-for-performance philosophy, normally consists of three components: base salary, an annual incentive (bonus) typically paid in cash and long-term equity-based incentives.

     The program's overall objectives are:

     -  To align the interests of management with those of Shareholders;

     -  To integrate compensation with the Company's business objectives;

     - To attract and retain qualified executives critical to the success of the Company;

     -  To provide fair and competitive compensation packages; and

     -  To reward both corporate and individual performance.

     The Compensation Committee also considers the relationship between aggregate executive remuneration for executives as a group and revenues. The Compensation Committee accordingly expects that, as the Company continues to grow, aggregate remuneration for executives as a group will increase. However, the Compensation Committee believes that it is appropriate to set levels of executive remuneration such that aggregate executive remuneration, as a percentage of revenues and assets, is stable or decreases as the Company grows.

Base Salary

     In general, an executive's base salary is determined by a subjective assessment of his or her responsibilities and sustained performance.

     In 1995, the Compensation Committee obtained research data from Frederic W. Cook & Co., Inc. ("Frederic W. Cook") and Smith Barney Inc. with respect to compensation levels for the chief executive officers and for the top five executives in relation to the compensation of the chief executive officers, based on surveys of approximately 68 reasonably comparable companies. The studies provided analyses of compensation based on a series of different factors, including growth in equity, revenue and income. The Compensation Committee determined that 1995 base salaries generally would be set in approximate relation to a benchmark percentile of salaries paid by the surveyed companies.

     In January 1996, the Compensation Committee determined that the 75th percentile of salaries paid by the companies surveyed by Frederic W. Cook would be an appropriate benchmark to establish 1996 base salaries.

     In the spring of 1996, the Compensation Committee commissioned KPMG, the Company's auditors, to provide a report on a wide range of executive and director compensation issues (the "KPMG Report"). The KPMG Report also provided research on base salaries paid to the chief executive officer of 27 publicly traded high-growth companies that had sales or revenues equal to or up to three times the revenues of the Company, and made recommendations relating to the Chief Executive Officer's base salary.

     In early 1997, the Compensation Committee hired Capital West Partners to provide updated research and analysis on a series of executive compensation issues. Capital West Partners reviewed the compensation arrangements of 62 comparable publicly traded companies in North America with five year earnings per share growth rates and market capitalizations similar to those of the Company (including peer group analysis). Based on this review, Capital West Partners made recommendations relating to the Chief Executive Officer's compensation package. In March 1997, after reviewing such recommendations and meeting with Capital West Partners, the Compensation Committee set the Chief Executive Officer's Compensation. See "Chief Executive Officer's Compensation".

Annual Bonuses

     The Company's executive officers normally are eligible for annual cash bonuses under a program that awards bonuses based on attainment of specified performance levels related to the Company's achievement of targeted net earnings per share (the "EPS Bonus Program"). Executive officers who have direct responsibility for operations in a specified region also are eligible for annual cash bonuses based on the performance of their region (the "Performance Bonus Program"), which is administered by senior management. None of the Company's Named Executive Officers participate in the Performance Bonus Program.

     During 1997, the Compensation Committee considered and discussed whether the EPS Bonus Program should be revised. At its September 17, 1997 meeting (the "September 1997 Committee Meeting"), the Compensation Committee determined that in light of the restructuring and other charges announced by the Company on September 15, 1997, further consideration of the bonus program should be deferred. Subsequently, the Committee recommended that no bonuses be paid to, and therefore no bonuses were or will be paid to, executive officers under the EPS Bonus Program in respect of 1997. Furthermore, no bonuses of any kind were or will be paid to Named Executive Officers in respect of 1997.

Long-Term Incentives

     Certain executive officers participate in the 1994 Management Equity Investment Plan (the "MEIP"), which was approved by the Shareholders at the annual general meeting of the Company held on May 16, 1994. The purpose of the MEIP is two-fold: first, to provide a cost-effective financing program for the Company's U.S. Subsidiaries and, second, to provide an opportunity for designated key employees to participate in the long-term growth of the Company. As part of the MEIP, the present participants (including executive officers) paid an aggregate of approximately $5.5 million to a U.S. Subsidiary of the Company in exchange for the right (in either the form of an option or a purchase agreement) to ultimately acquire, upon a further aggregate payment of approximately $105.2 million, an aggregate of 3,685,200 Common Shares beginning in 1999. (This includes 1,500,000 Common Shares that the Chief Executive Officer has the option to ultimately acquire upon exercise of a convertible debenture that he is required to purchase.) These rights are exercisable as to 50% in 1999, 25% in 2000 and 25% in 2001. The effective purchase price for the Common Shares was set at $30.040, which is 25% higher than the weighted average trading price of the Common Shares for the five consecutive trading days ended April 8, 1994. If a participant does not exercise his right to acquire the Common Shares, then the amount previously paid by him for such rights is refundable to him without interest.

     Executive officers also are eligible to receive grants of options under the Company's Employee Stock Option Plans.

     In March 1997, the Compensation Committee determined it would be appropriate to provide a long term incentive award in the form of stock options to the Chief Executive Officer. See "Chief Executive Officer's Compensation".

Chief Executive Officer's Compensation

     In March 1997, the Compensation Committee recommended a base salary of $850,000 for the Chief Executive Officer for 1997 and a bonus for 1997 of up to $850,000 to be paid in accordance with the bonus program described above. Subsequently, the Compensation Committee determined that no bonus of any kind would be payable to the Chief Executive Officer in respect of 1997. See "Annual Bonuses" above.

     The Chief Executive Officer and one other executive officer proposed that they forego their 1997 base cash salaries and in lieu thereof receive options. The Committee determined that such a proposal was in concept favorable to the Company and its Shareholders based in part on the fact that a similar proposal in 1996 by the Chief Executive Officer and two executive officers had been well received, and that it demonstrated continuing commitment to the Company and its Shareholders.

     In determining the value to assign to the options that were granted in 1996 in lieu of salary, the Compensation Committee had turned to the KPMG Report, which stated that based in part on the methodology of option valuation known as the Black-Scholes model, options granted typically might be valued at one-third of the then current stock price. The options granted in lieu of 1996 salary were valued at one-third of the then current stock price. At the September 1997 Committee Meeting, the Compensation Committee accepted the proposal to exchange 1997 base salary for options, and elected to use the same valuation formula that was applied in 1996. Accordingly, each option was valued at $8.50 (approximately one-third of the then current stock price). The Compensation Committee agreed to grant the Chief Executive Officer options to acquire 100,000 Common Shares at Cdn $35.45, exercisable immediately. However, options in respect of only 57,812 Common Shares could be granted at that time because of a limitation in the Employee Stock Option Plan (Canada) that restricts option grants to any individual in a calendar year to options in respect of 600,000 Common Shares. Accordingly, the Compensation Committee determined that the balance of the options granted in lieu of the Chief Executive Officer's 1997 salary would be issued in 1998. The number of options to be issued in the future would be based on the following formula:

        The greater of (i) 42,188 or (ii) 42,188 + [(FV - PV) X 42,188]
                                                   --------------------
                                                     Option Valuation

where FV is the market price of the stock on the date of issue; PV is the market price of the stock at September 17, 1997 and the Option Valuation will be determined by the Company's advisers as of the issue date of the options.

Based on the foregoing formula, options to acquire 42,188 Common Shares at Cdn $32.00 were granted on February 2, 1998, exercisable immediately.

     The Chief Executive Officer participates in the MEIP, pursuant to which, in June 1994, he received options to ultimately acquire 500,000 Common Shares and purchase agreement rights by which he is required to purchase a debenture that is ultimately convertible, at the Chief Executive Officer's option, into 1,500,000 Common Shares.

     The KPMG Report recommended that the annual long term incentive for the Chief Executive Officer should be valued at approximately the aggregate of his salary and potential bonus for the year. In March 1997, the Compensation Committee granted as a long term incentive to the Chief Executive Officer 200,000 options to vest as to one-fifth per year beginning May 1998, subject to Shareholder approval of an increase in certain limits set forth in the Employee Stock Option Plan (Canada). Shareholders provided such approval in May 1997.

Policy with Respect to Deductibility of Compensation

     Section 162(m) of the United States Internal Revenue Code of 1986, as amended ("Section 162(m)"), governs the deductibility of discretionary, incentive-based compensation in excess of $1 million paid annually to the Chief Executive Officer and certain other highly paid executive officers.

     The Company believes that the MEIP and the Company's employee stock option plans qualify for an exception from the $1 million limitation. The Company's incentive cash bonus program currently does not so qualify, but the Company does not anticipate that this will result in any significant cost. The Compensation Committee will continue to monitor the impact of Section 162(m) and will recommend modification to the Company's compensation program in the future if appropriate.

     Submitted by the Compensation Committee:

                                                Charles B. Loewen, Chairman
                                                Robert B. Lundgren
                                                James D. McLennan
                                                The Right Honourable John N. Turner, P.C., C.C., Q.C.

                               PERFORMANCE GRAPH

     The following graph compares the cumulative total Shareholder return on the Common Shares with the cumulative return on the Peer Group Total Return Index, TSE 300 Total Return Index and Standard & Poor's 500 Total Return Index for a five year period. Such cumulative Shareholder return and the Total Return Indices reflect the cumulative return, including dividend reinvestment. The Peer Group Total Return Index is comprised of the cumulative shareholder return on the common stock of Service Corporation International (listed on the New York Stock Exchange) and Stewart Enterprises, Inc. (quoted on the Nasdaq National Market) and the Class A and Class B Shares of Arbor Memorial Services, Inc. (listed on the TSE). On November 17, 1997, the Company completed the disposition of its interest in Arbor Memorial Services Inc., being approximately 28% of the aggregate outstanding Class A and Class B Shares of Arbor Memorial Services, Inc.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                          (VALUE OF CDN. $100 INVESTED)

                                  1992    1993    1994    1995    1996    1997
                                  ----    ----    ----    ----    ----    ----
The Loewen Group Inc. ...........  100     170     188     176     276     191
Peer Group Total Return Index ...  100     154     168     258     335     418
S&P 500 Total Return Index ......  100     111     116     152     183     249
TSE 300 Total Return Index ......  100     129     126     141     177     200

                         OTHER COMPENSATION INFORMATION

(The information set forth under the two following subheadings is stipulated for disclosure pursuant to the Company Act of British Columbia. This includes disclosure with respect to "senior officers", which term generally includes any vice-president, the secretary, the treasurer, the general manager and any individual who performs functions similar to those normally performed by an individual occupying any of these offices, as well as the Named Executive Officers.)

DIRECTORS' AND OFFICERS' REMUNERATION

     The aggregate compensation paid or payable directly to the Company's Directors and senior officers as a group (including the Named Executive Officers) by the Company and its Subsidiaries for the year ended December 31, 1997 was $9,462,491. These amounts include salaries, fees (including Directors' retainer and meeting fees), commissions and bonuses; cash bonuses to be paid for services rendered in 1997 (unless such amounts have not been allocated); cash bonuses paid in 1997 for services rendered in previous years; the cash equivalent of Common Shares issued to Directors under the 1994 Outside Director Compensation Plan; and all deferred compensation earned in 1997; but excludes compensation paid in 1997 in respect of another year that was described in a previous information circular and excludes the value of options granted in partial compensation for salary or bonus. The Directors and senior officers as a group earned taxable benefits in 1997 aggregating $308,523 including, among other benefits, taxable auto benefits, medical insurance, life insurance (taxable benefits portion only), spousal travel, forgiveness of indebtedness, relocation expenses and imputed interest on non-interest-bearing loans.

OPTIONS

     The following table sets forth certain information with respect to options to purchase Common Shares that were granted to Directors and senior officers as a group during the fiscal year 1997:

================================================================================================================
                            NUMBER
                          OF SHARES                                           MARKET VALUE
                           OPTIONED         DATE          EXERCISE               ON DATE           EXPIRATION
        GROUP              IN 1997        OF GRANT          PRICE               OF GRANT              DATE
----------------------------------------------------------------------------------------------------------------
  Directors                 25,500        Jan.  9       Cdn $50.1547          Cdn $  49.75       Jan.  9, 2007
  and Senior                18,000        Jan.  9        US $37.0991           US $  36.75       Jan.  9, 2007
  Officers                  10,000        Mar. 4        Cdn $  44.00          Cdn $  44.00        Mar. 4, 2007
                             5,000        Apr. 15        US $  28.50           US $  28.50       Apr. 15, 2007
                            10,000        Apr. 17        US $ 28.875           US $ 28.875       Apr. 17, 2007
                           542,188        May 15        Cdn $  42.25          Cdn $  42.25        May 15, 2007
                           368,000        May 15         US $ 30.375           US $ 30.375        May 15, 2007
                            16,000        May 23         US $  31.25           US $  31.25        May 23, 2007
                            29,000        June 1        Cdn $44.9810          Cdn $  45.60        June 1, 2007
                            18,000        June 1         US $32.8541           US $ 33.125        June 1, 2007
                             2,000        June 2        Cdn $44.9810          Cdn $  45.60        June 2, 2007
                             1,000        June 3        Cdn $  46.00          Cdn $  46.00        June 3, 2007
                            10,000        July 18        US $ 35.188           US $ 35.188       July 18, 2007
                             1,107        Sept. 15      Cdn $  41.80          Cdn $  41.80      Sept. 15, 2007
                            20,000        Sept. 16       US $ 27.625           US $ 27.625      Sept. 16, 2007
                            57,812        Sept. 17      Cdn $  35.45          Cdn $  35.45      Sept. 17, 2007
                            42,353        Sept. 17       US $  25.25           US $  25.25      Sept. 17, 2007
                             3,000        Sept. 25       US $ 27.375           US $ 27.375      Sept. 25, 2007
================================================================================================================

=====================  ===============================
                              MARKET VALUE
                            (LOW-HIGH RANGE)
                            IN 30 DAY PERIOD
        GROUP                PRECEDING GRANT
----------------------------------------------------------------------------------------------------------------
  Directors                Cdn $ 49.75-$ 56.00
  and Senior               US  $ 36.75-$40.875
  Officers                 Cdn $ 44.00-$ 50.35
                           US  $ 28.50-$33.375
                           US  $ 28.50-$ 33.75
                           Cdn $ 38.70-$ 43.40
                           US  $ 27.50-$ 30.50
                           US  $27.875-$ 31.50
                           Cdn $ 40.15-$ 45.60
                           US  $ 29.00-$33.125
                           Cdn $ 40.15-$ 45.60
                           Cdn $ 40.15-$ 46.00
                           US  $33.125-$ 35.50
                           Cdn $ 41.80-$ 44.80
                           US  $27.625-$32.125
                           Cdn $ 35.45-$ 44.80
                           US  $ 25.25-$32.125
                           US  $ 25.25-$ 32.15
================================================================================================================

     No monetary consideration was received by the Company for the granting of the foregoing.

     The following table sets forth the options to purchase Common Shares exercised by Directors and senior officers as a group during the fiscal year 1997 (all amounts are expressed to take account of the subdivision of the Common Shares on a 2:1 basis in June 1991):

=======================================================================================================
                                                                                             MARKET
                                                   NUMBER OF                               VALUE LESS
                                                    COMMON                               PURCHASE PRICE
                                DATE OF             SHARES            PURCHASE            ON THE DATE
GROUP                           EXERCISE           PURCHASED            PRICE             OF PURCHASE
-------------------------------------------------------------------------------------------------------
  Directors                   January    3           2,000           US $ 25.375          US $ 30,250
  and Senior                  January   28           1,000           Cdn$ 32.875          Cdn$ 15,625
  Officers                     June      5           2,975           US $26.8125          US $ 23,986
                               June     25           6,800           US $ 18.625          US $102,000
                               September 5           4,000           US $   9.57          US $ 84,972
                              September 29           2,000           Cdn$  16.88          Cdn$ 42,240
                              October    7           1,000           Cdn$  16.88          Cdn$ 21,120
=======================================================================================================

=====================  =======================

                            MARKET VALUE
                          (LOW-HIGH RANGE)
                          IN 30 DAY PERIOD
GROUP                    PRECEDING PURCHASE
-------------------------------------------------------------------------------------------------------
  Directors            US  $  37.75-$ 40.50
  and Senior           Cdn $  48.28-$ 56.00
  Officers             US  $  29.00-$34.875
                       US  $  31.00-$34.875
                       US  $30.4375-$ 34.75
                       Cdn $  35.45-$ 44.00
                       Cdn $  35.45-$ 42.50
=======================================================================================================

OTHER

     Eligible employees of the Company also are entitled to participate in the Company's Employee Share Purchase Plans, which provide an opportunity to acquire Common Shares via payroll deduction. In addition, certain senior employees of LGII and its Subsidiaries participate in an Amended and Restated Executive Deferred Compensation Plan, which allows participants to defer compensation and to direct the investment of the deferred amounts.

                 INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

(The information set forth in this section is stipulated for disclosure pursuant to the Securities Act of British Columbia.)

INDEBTEDNESS UNDER SECURITIES PURCHASE PROGRAMS

     As at March 31, 1998, the aggregate indebtedness

     (i)   to the Company or any of its Subsidiaries, or

     (ii) to another entity which is the subject of a guarantee, support agreement, letter of credit or similar arrangement or understanding provided by the Company or any of its Subsidiaries of all officers, Directors, employees and former officers, Directors and employees of the Company or any of its Subsidiaries in connection with the purchase of securities of the Company or any of its Subsidiaries was $3,560,695.

     The following table sets forth guaranteed indebtedness of senior officers pursuant to the 1994 Management Equity Investment Plan approved by the Shareholders at the annual general meeting of the Company held on May 16, 1994. All dollar amounts are expressed in United States dollars.

             TABLE OF INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS UNDER SECURITIES PURCHASE PROGRAMS

=================================================================================================================================
                                     INVOLVEMENT OF         LARGEST AMOUNT      AMOUNT OUTSTANDING     FINANCIALLY ASSISTED
   NAME AND PRINCIPAL POSITION          ISSUER OR            OUTSTANDING               AS AT           SECURITIES PURCHASED
     (IN ALPHABETICAL ORDER)           SUBSIDIARY         DURING 1997 ($)(1)   MARCH 31, 1998 ($)(1)     During 1997 (2)
---------------------------------------------------------------------------------------------------------------------------------
  George M. Amato                  LGII is guarantor            253,238               258,546                  n/a
    Regional President,
    Operations
    North East Region
---------------------------------------------------------------------------------------------------------------------------------
  Timothy A. Birch (3)             LGII is guarantor            196,850               181,342                  n/a
---------------------------------------------------------------------------------------------------------------------------------
  J.C. Carothers, Jr. (4)          LGII is guarantor            121,525               124,072                  n/a
    Regional Partner
---------------------------------------------------------------------------------------------------------------------------------
  David FitzSimmons                LGII is guarantor            250,675               255,929                  n/a
    Vice-President, Operations
---------------------------------------------------------------------------------------------------------------------------------
  Dwight K. Hawes                  LGII is guarantor            103,420               105,205                  n/a
    Vice-President, Finance
---------------------------------------------------------------------------------------------------------------------------------
  William V. Hocker                LGII is guarantor            121,525               124,072                  n/a
    Corporate Development and
    Industry Relations Associate
    (5)
---------------------------------------------------------------------------------------------------------------------------------
  Timothy R. Hogenkamp             LGII is guarantor            607,625               620,360                  n/a
    Chairman of the Board, LGII
---------------------------------------------------------------------------------------------------------------------------------
  Peter S. Hyndman                 LGII is guarantor             52,101                53,000                  n/a
    Corporate Secretary
---------------------------------------------------------------------------------------------------------------------------------
  Kenneth E. Lee, Jr.              LGII is guarantor            101,270               103,393                  n/a
    Vice-President,
    Combination Operations
    and Alternative Funerals
---------------------------------------------------------------------------------------------------------------------------------
  Albert S. Lineberry, Jr.         LGII is guarantor            121,525               124,072                  n/a
    Regional Partner (6)
---------------------------------------------------------------------------------------------------------------------------------
  John E. Malletta, Sr.            LGII is guarantor            101,271               103,393                  n/a
    Regional Partner (7)
---------------------------------------------------------------------------------------------------------------------------------
  Peter W. Roberts (8)             LGII is guarantor            158,196               181,342                  n/a
---------------------------------------------------------------------------------------------------------------------------------
  F. Duane Schaefer                LGII is guarantor            121,525               124,072                  n/a
    Regional President,
    Operations,
    South Central Region
---------------------------------------------------------------------------------------------------------------------------------
  Michael L. Schweer               LGII is guarantor            120,324               122,846                  n/a
    Vice-President, Funeral Home
    Operations, North Central
    Region
---------------------------------------------------------------------------------------------------------------------------------
  Dillis E.R. Ward (9)             LGII is guarantor            121,525               124,072                  n/a
=================================================================================================================================

Notes:

(1) In each case, indebtedness is to a third party lender and is guaranteed by LGII. Capitalized interest has been added to the principal amount to the relevant date. The amount of each guarantee is limited to twice the principal amount of the original indebtedness in order to cover capitalized interest. Interest is charged on such indebtedness at the prime rate of the Wachovia Bank of Georgia, N.A. for U.S.-based officers and at the U.S. base rate of a Canadian chartered bank plus 0.25 percent for Canadian-based officers. Security has not been provided for such indebtedness.

(2) The indebtedness represents a 5% down payment on an option to acquire exchangeable debentures issued by LGII. Payment of the remaining 95% of the exercise price entitles the optionholder to acquire debentures exchangeable for Series B Preferred Shares of the Company. The Series B Preferred Shares are immediately convertible to Common Shares. Further particulars appear in the Report on Executive Compensation above.

(3) Mr. Birch ceased employment with the Company on September 1, 1997, prior to which time he served as Vice-President, Corporate Development & Law.

(4) Mr. Carothers served as Vice-President, Operations, Mid-South Division until May 15, 1997, after which time he continued his employment with the Company in the capacity of Regional Partner.

(5) Mr. Hocker served as Vice-President, Operations, Mid-Central Division until May 15, 1997, after which time he continued his employment with the Company in the capacity of Corporate Development and Industry Relations Associate.

(6) Mr. Lineberry, Jr. served as Vice-President, Operations, East Central Division until May 15, 1997, after which time he continued his employment with the Company in the capacity of Regional Partner.

(7) Mr. Malleta served as Vice-President, Operations, Mountain Division until May 15, 1997, after which time he continued his employment with the Company in the capacity of Regional Partner.

(8) Mr. Roberts ceased employment with the Company on June 14, 1997, prior to which time he served as Vice-President, Financial Information Systems and Corporate Controller.

(9) Mr. Ward ceased employment with the Company on October 1, 1997, prior to which time he served as Regional President, West Region.

INDEBTEDNESS OTHER THAN UNDER SECURITIES PURCHASE PROGRAMS

     As at March 31, 1998, the aggregate indebtedness

     (i)   to the Company or any of its Subsidiaries, or

     (ii) to another entity which is the subject of a guarantee, support agreement, letter of credit or similar arrangement or undertaking provided by the Company or any of its Subsidiaries of all officers, Directors, employees and former officers, Directors and employees of the Company or any of its Subsidiaries not entered into in connection with Securities Purchase Programs of the Company or any of its Subsidiaries was $10,332,681.

             TABLE OF INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS
       AND SENIOR OFFICERS OTHER THAN UNDER SECURITIES PURCHASE PROGRAMS

=======================================================================================================================
                                                              INVOLVEMENT OF         LARGEST         AMOUNT OUTSTANDING
                                                                THE COMPANY     AMOUNT OUTSTANDING         AS AT
NAME AND PRINCIPAL POSITION                                    OR SUBSIDIARY     DURING 1997 ($)     MARCH 31, 1998 ($)
-----------------------------------------------------------------------------------------------------------------------
George M. Amato                                              LGII is lender        US   215,000         US   723,854
  Regional President, Operations,
  North East Region (1)
-----------------------------------------------------------------------------------------------------------------------
Jeffrey L. Cashner                                           Company is lender     US   333,072         US   262,105
  Regional President, Operations,
  South East Region (2)
-----------------------------------------------------------------------------------------------------------------------
Peter Gray                                                   LGII is lender        US    35,011         US    35,613
  Vice-President, Accounting, Cemeteries (3)
-----------------------------------------------------------------------------------------------------------------------
Timothy R. Hogenkamp                                         Company is lender     US   219,635         US   295,185
  Chairman of the Board, LGII (4)
-----------------------------------------------------------------------------------------------------------------------
Kenneth E. Lee, Jr.                                          LGII is lender        US    52,666         US    50,875
  Vice-President, Combination Operations
  and Alternative Funerals (5)
-----------------------------------------------------------------------------------------------------------------------
Loewen Development Corporation (6)                           Company is lender     US   192,075         US   192,075
-----------------------------------------------------------------------------------------------------------------------
Donald W. Matthews                                           LGII is lender        US    44,521         US    42,735
  Vice-President, Cemetery Operations, West Region (7)
-----------------------------------------------------------------------------------------------------------------------
Lawrence Miller                                              LGII is lender        US 2,952,500         US 2,952,500
  Executive Vice-President, Operations
William R. Shane
  Senior Vice-President, Advisor
  Osiris Investments, L.L.C. (8)
-----------------------------------------------------------------------------------------------------------------------
Frank Milles                                                 LGII is lender        US    75,051         US    76,313
  Vice-President, Administration, Cemeteries (9)
-----------------------------------------------------------------------------------------------------------------------
Robert P. Pence (10)                                         LGII is lender        US    65,842         US    66,138
-----------------------------------------------------------------------------------------------------------------------
Ronald P. Robertson                                          LGII is lender        US    50,431         US    25,438
  Vice-President, Sales (11)
-----------------------------------------------------------------------------------------------------------------------
Roger Ryan                                                   LGII is lender        US   386,745                  nil
  Vice-President, Taxation (12)
-----------------------------------------------------------------------------------------------------------------------
Michael L. Schweer                                           Company is lender     US   330,200         US   396,400
  Vice-President, Funeral Home Operations,
  North Central Region (13)
-----------------------------------------------------------------------------------------------------------------------
Michael G. Weedon                                            Company is lender        n/a                        nil
  Executive Vice-President and Chief Administrative Officer
  (14)
=======================================================================================================================

Notes:

 (1) George M. Amato, of New York, New York, is indebted to LGII for a personal advance in the amount of $215,000, which was used for investment purposes. The advance is non-interest-bearing. Mr. Amato is also indebted to LGII for an unsecured loan in the amount of $508,854, the funds of which were used for a housing loan. The loan is non-interest-bearing. Agreement has been reached to amend the terms of the advance and loan by April 30, 1998 to provide that they shall become secured and interest-bearing.

 (2) Jeffrey L. Cashner, of Montgomery, Texas, is indebted to the Company for a secured promissory note in the amount of $320,000. The note bears interest at 7% per annum from February 18, 1997 and is due and payable on February 18, 1999. Mr. Cashner repaid $80,000 of his principal indebtedness in September 1997.

 (3) Peter Gray, of Yardley, Pennsylvania, is indebted to LGII for a secured promissory note in the amount of $35,000 given in connection with the purchase of a home relating to his employment at the Philadelphia office of LGII. The note bears interest at 7% per annum from October 1, 1995 and is due and payable on May 1, 2000.

 (4) Timothy R. Hogenkamp, of Cincinnati, Ohio, is indebted to the Company for two unsecured demand loans, the funds of which were used for investment purposes. No interest is charged on Mr. Hogenkamp's loans. One of such loans, in the original principal amount of $170,000, is forgivable in four annual instalments of $42,500 each, commencing in 1994. Mr. Hogenkamp is also indebted to the Company for unsecured personal advances, which were used for investment purposes and are non-interest-bearing. Agreement has been reached to have these loans and advances repaid by April 30, 1998. As part of this agreement, the Company has agreed, if necessary, to guarantee the refinancing by third parties of the loans and advances.

 (5) Kenneth E. Lee, Jr. of Doylestown, Pennsylvania, is indebted to LGII for a promissory note in the amount of $50,000 given in connection with the purchase of a home relating to his employment at the Philadelphia office of LGII. The note bears interest at 7% per annum from June 2, 1995 and is due and payable on June 2, 2000.

 (6) Loewen Development Corporation of Burnaby, British Columbia, Canada, a wholly-owned subsidiary of Loewen Capital Corporation, is an associate of Raymond L. Loewen and Anne Loewen (the sole shareholders of Loewen Capital Corporation). Loewen Development Corporation is indebted to the Company in connection with the consolidation of funeral home operations as part of the initial organization of the Company. The amounts receivable from Loewen Development Corporation were previously non-interest-bearing with no set terms of repayment. However, Loewen Development Corporation has agreed to provide security for and interest on these amounts at 7% per annum from April 1, 1998 and to repay these amounts by April 1, 2003.

 (7) Donald W. Matthews, of Reno, Nevada, is indebted to LGII for a promissory note in the amount of $42,000 given in connection with the purchase of a home relating to his employment at the Philadelphia office of LGII. The note bears interest at 7% per annum from February 21, 1997 and is due and payable on February 21, 2002.

 (8) Lawrence Miller, of Ivyland, Pennsylvania, William R. Shane, of Cherry Hill, New Jersey and Osiris Investments, L.L.C., a Delaware limited liability company of which Messrs. Miller and Shane are the sole members, are indebted to LGII for a promissory note in the amount of $2,952,500, the proceeds of which were used to repay an obligation to and purchase an obligation from Montefiore Cemetery Company Perpetual Care Fund. Messrs. Miller and Shane and Osiris Investments, L.L.C. are jointly and severally liable under the promissory note, which is secured by contingent payments to be made to them by LGII in connection with LGII's acquisition of Osiris Holding Corporation, a Delaware corporation of which Messrs. Miller and Shane were the majority shareholders prior to such acquisition. The note is non-interest-bearing.

 (9) Frank Milles, of Langhorne, Pennsylvania, is indebted to LGII for a promissory note in the amount of $75,000 given in connection with the purchase of a home relating to his employment at the Philadelphia office of LGII. The note bears interest at 7% per annum from October 19, 1995 and is due and payable on July 19, 2000.

(10) Robert P. Pence, of Philadelphia, Pennsylvania, ceased employment with the Company on October 21, 1997, prior to which time he served as Vice-President, Cemetery Operations. Mr. Pence is indebted to LGII for a promissory note in the amount of $65,000 given in connection with the purchase of a home relating to his employment at the Philadelphia office of LGII. The note bears interest at 7% per annum from May 5, 1995 and is due and payable on May 5, 2000.

(11) Ronald P. Robertson of Jamison, Pennsylvania, is indebted to LGII for a promissory note in the amount of $75,000 given in connection with the purchase of a home relating to his employment at the Philadelphia office of LGII. The note bears interest at 7% per annum from August 15, 1995 and is due and payable on August 15, 2000. Mr. Robertson repaid $25,000 of his principal indebtedness in October 1996 and an additional $25,000 of his principal indebtedness in December 1997.

(12) Roger Ryan, of Bellevue, Washington, was indebted to LGII for a promissory note in the amount of $386,745 given in connection with the construction of his home. The note bore interest at 8% per annum. Mr. Ryan repaid the full amount of his indebtedness in January 1998.

(13) Michael L. Schweer, of Cincinnati, Ohio, is indebted to the Company for unsecured personal advances, which were used for investment purposes. The advances are non-interest-bearing. Agreement has been reached to have these advances repaid by April 30, 1998. As part of this agreement, the Company has agreed, if necessary, to guarantee the refinancing by third parties of these advances.

(14) Michael G. Weedon, of West Vancouver, British Columbia, Canada, was indebted to the Company for an unsecured promissory note in the amount of Cdn $35,000, the funds of which were used for a housing loan. The note was non-interest-bearing. Mr. Weedon repaid the full amount of his indebtedness in March 1998.

                              CERTAIN TRANSACTIONS

     Albert S. Lineberry, Sr. is the controlling shareholder of Gaines Corporation of Greensboro, North Carolina. Gaines Corporation received $108,166 from Lineberry Group, Inc., a Subsidiary, in 1997 for the lease of its North Elm Chapel premises in Greensboro, North Carolina.

     The Honorable J. Carter Beese, Jr. has been a Managing Director of BT Alex. Brown Incorporated, an investment bank, since September 1997. Prior to that time, Mr. Beese was the Chairman of Alex. Brown International, an affiliate of BT Alex. Brown Incorporated. BT Alex. Brown Incorporated has itself, and through its affiliates including Alex. Brown International, provided underwriting services to the Company. In May and June 1997, BT Alex. Brown Incorporated (then known as Alex. Brown & Sons Incorporated) served as a co-representative of the underwriters in a public offering of an aggregate of 13,900,000 Common Shares.

     In March 1995 the Company purchased all of the outstanding shares of Osiris Holding Corporation ("Osiris") of Philadelphia, Pennsylvania. The total consideration for the transaction was $103.8 million plus additional consideration of up to approximately $42 million payable ($24.7 million of which has been paid) to former shareholders of Osiris (including Lawrence Miller and William R. Shane, who are now part of the Company's senior management), if certain performance-related criteria are achieved over a period of up to six years from the closing of the acquisition. The full amount of any unpaid contingent consideration will be immediately payable in certain events, including the death, permanent disability, or termination of employment without cause, of either of Lawrence Miller or William R. Shane. Messrs. Miller and Shane also each were granted 90,000 options which vest in increments of 18,000 annually if certain performance-related criteria are met.

     Reference is made to page 8 for a description of certain arrangements between the Company or LGII and Directors Albert S. Lineberry, Sr., Charles B. Loewen and Dr. Earl A. Grollman.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors, executive officers and beneficial owners of more than 10% of the outstanding Common Shares (collectively, "reporting persons") to file with the U.S. Securities and Exchange Commission reports of ownership and changes in ownership of equity securities of the Company. Based solely upon its review of such reports and written representations from the reporting persons that Forms 5 were either filed or not required to be filed by such reporting persons, the Company believes that all of the reporting persons (33 persons total) complied with the Section 16(a) filing requirements during the year ended 1997, except as follows. Each of the following persons failed to timely file an Initial Statement of Beneficial Ownership on Form 3 within 10 days after becoming a reporting person: Thomas C. Hardy, President and Chief Executive Officer of The Loewen Life Insurance Group; Loewen Financial Inc., a corporation of which Raymond L. Loewen is the sole shareholder; Kenneth T. Stevenson, Director; and Gregg A. Strom, Vice-President, Cemeteries. Mr. Hardy also failed to timely file a Form 4 with respect to one open market purchase of Common Shares. Lawrence Miller, Executive Vice-President, Operations, and William R. Shane, Senior Vice-President, Advisor, each failed to timely file a Form 4 in connection with the vesting of performance options, because the determination that the relevant performance targets had been met was not made until after the date by which the Form 4 was due.

                            APPOINTMENT OF AUDITORS

     The Board of Directors recommends, and unless otherwise directed the designated persons named in the enclosed form of proxy will vote for, the appointment of KPMG, 777 Dunsmuir Street, Vancouver, British Columbia, Canada, V7Y 1K3, as auditors of the Company to hold office until the next annual general meeting of Shareholders and to authorize the Directors to fix the remuneration of the auditors so appointed. KPMG (or predecessor firms thereof) has been the Company's auditors since 1986.

     Representatives of KPMG are expected to be present at the Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                          INFORMATION AS TO EMPLOYEES

     The total remuneration paid in 1997 to full-time and part-time employees of the Company and its Subsidiaries (not including benefits) was approximately $328 million. The total remuneration paid in 1996 to full-time and part-time employees of the Company and its Subsidiaries (not including benefits) was approximately $260 million. This increase in employee remuneration resulted in part from the growth of the Company in 1996, the full annual costs of which are reflected for the first time in 1997. The total number of full-time and part-time employees of the Company and its Subsidiaries as at December 31, 1997 was 16,382 (compared to 13,709 as at December 31, 1996).

                  PARTICULARS OF OTHER MATTERS TO BE VOTED ON
             APPROVAL OF AMENDMENTS TO EMPLOYEE STOCK OPTION PLANS

BACKGROUND

     The Board of Directors has unanimously approved and recommends that the Shareholders approve (i) an amendment to the Employee Stock Option Plan (International) (the "International Plan") to increase the number of Common Shares issuable pursuant to options granted under the International Plan by 400,000 and (ii) an amendment to the Employee Stock Option Plan (Canada) (the "Canadian Plan" and, together with the International Plan, the "Plans") to increase the number of Common Shares issuable pursuant to options granted under the Canadian Plan by 700,000.

     The International Plan was formerly known as the Employee Stock Option Plan (United States). To accommodate the Company's expansion into the United Kingdom in 1997 and to ensure that all employees of the Company and its Subsidiaries are eligible to participate in the Company's stock option plans, the Employee Stock Option Plan (United States) was renamed and amended to provide that employees of the Company or any of its direct or indirect Subsidiaries other than employees who are resident in Canada are eligible to participate in the International Plan. The renaming and amendments referred to in this paragraph were approved by the Board of Directors on March 5, 1998. Employees of the Company or any of its direct or indirect Subsidiaries who are residents of Canada continue to be eligible to participate in the Canadian Plan.

     Historically, the Company has granted options under the Plans for two important purposes: (i) to provide certain new employees (who typically join the Company in connection with an acquisition) with an immediate incentive to develop and promote the business and financial success of the Company and (ii) to give selected employees long term incentives as a component of their compensation.

     The Company continued its growth and expansion in North America in 1997, acquiring 105 funeral homes, 171 cemeteries and one insurance company in the United States and 23 funeral homes in Canada through 164 separate acquisition transactions. The Company also acquired in 1997 ten funeral homes in the United Kingdom with 58 employees.

     In addition, in 1997, the Company compensated the Chief Executive Officer through the grant of options in lieu of 1996 bonus and 1997 salary and compensated the Executive Vice-President, Operations through the grant of options in lieu of 1997 salary. Such bonus and salaries would otherwise have been paid in cash. These executive officers demonstrated their commitment to the Company by foregoing cash payments in return for the opportunity to participate in the future growth of the Company. More importantly, the Shareholders benefited from enhanced earnings per share performance because of the reduction of compensation paid in cash. Reference is made to EXECUTIVE COMPENSATION -- Report on Executive Compensation, for further information concerning options granted to executive officers in lieu of bonus and salary.

     During 1997, the Company granted an aggregate of 1,546,908 options to approximately 200 employees. Due primarily to the rapid acquisition pace in 1997 and the grants of options in lieu of salary and bonus, the Company anticipated that the number of options to be granted under the Canadian Plan would exceed the number of shares available for grant under the Canadian Plan by early 1998. Therefore, the Company proposed, and the TSE and ME conditionally accepted notice of, on December 12, 1997 and January 21, 1998 respectively, an interim increase in the number of Common Shares available under the Canadian Plan in the amount of 350,000. The TSE and the ME conditionally accepted notice of, on February 26, 1998 and March 11, 1998 respectively, a further proposed increase in the number of Common Shares available under the Canadian Plan in the amount of 350,000 (for an aggregate increase of 700,000 in the number of Common Shares available under the Canadian Plan) and an increase of 400,000 in the number of Common Shares available under the International Plan. The Board of Directors approved the interim and aggregate increases in the number of Common Shares issuable under the Plans on February 19, 1998, subject to disinterested shareholder approval. As of March 26, 1998, 169,132 options had been granted pursuant to the increased limitation under the Canadian Plan. The options granted pursuant to the increased limitation under the Canadian Plan were granted subject to approval by disinterested Shareholders at the Meeting of the proposed aggregate increase to the maximum number of Common Shares issuable pursuant to options under the Canadian Plan.

     If the proposals to increase the number of Common Shares to be issued under the International Plan by 400,000 and Canadian Plan by 700,000 are approved by the Shareholders, the aggregate Common Shares underlying options outstanding and available for grant under the Plans will represent 9.8% of the outstanding Common Shares as at March 26, 1998.

                                                                                   AGGREGATE COMMON SHARES
                                                                                     UNDERLYING OPTIONS
                                                                                OUTSTANDING AND AVAILABLE FOR
                                                  COMMON SHARES UNDERLYING           GRANT UNDER PLANS,
                                                    OPTIONS OUTSTANDING                  AS PROPOSED
                                                 --------------------------     -----------------------------
                                                 NUMBER (1)     PERCENT (2)       NUMBER         Percent (2)
                                                 ----------     -----------     -----------     -------------
Canadian Plan................................    2,594,488         3.5%          3,125,356           4.3%
International Plan...........................    3,302,126         4.5%          4,094,983           5.5%
                                                 ---------         ----          ---------           ----
Total........................................    5,896,614         8.0%          7,220,339           9.8%
                                                 =========         ====          =========           ====

(1) The numbers in this column do not reflect Common Shares issued under the Plans pursuant to options that have been exercised.

(2) Percent of Common Shares outstanding as at March 26, 1998.

APPROVAL

     The approval of a simple majority of the votes cast by disinterested Shareholders is required to approve the proposed amendments to each of the Plans to increase the number of Common Shares issuable thereunder. Shareholders may vote on each of the two proposed amendments separately. To the best of the Company's knowledge, the number of votes attaching to the Common Shares that will not be counted for the purposes of determining whether the required level of Shareholder approval of the amendments to the International Plan has been obtained is 239,264, and the number of votes attaching to the Common Shares that will not be counted for the purposes of determining whether the required level of shareholder approval of the amendments to the Canadian Plan has been obtained is 12,330,051.

     Approval by the disinterested Shareholders of the increase of 700,000 Common Shares available for issuance under the Canadian Plan will serve as ratification by such Shareholders of the options granted pursuant to the increased share limitation set forth in the Canadian Plan.

     The Board of Directors believes that the Plans are a key component of incentive-based compensation for eligible employees and are an important feature of the Company's acquisition program.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED, AND RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF, AN AMENDMENT TO INCREASE THE NUMBER OF COMMON SHARES ISSUABLE UNDER THE INTERNATIONAL PLAN BY 400,000 SHARES.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED, AND RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF, AN AMENDMENT TO INCREASE THE NUMBER OF COMMON SHARES ISSUABLE UNDER THE CANADIAN PLAN BY 700,000 SHARES.

     The full text of the Plans can be obtained from the Corporate Secretary of the Company at the Company's principal executive office at 4126 Norland Avenue, Burnaby, British Columbia, Canada, V5G 3S8.

CERTAIN ADDITIONAL INFORMATION REGARDING THE PLANS

General

     Under the Plans, employees of the Company are eligible to be granted options to purchase Common Shares. As of December 31, 1997, approximately 14,847 persons were eligible to participate in the International Plan (employees other than employees who are residents of Canada) and approximately 1,535 persons were eligible to participate in the Canadian Plan (employees who are residents of Canada).

     The Plans are administered by the Compensation Committee of the Board of Directors. The number of options granted to selected employees is determined by the Compensation Committee. The Compensation Committee also determines certain terms and conditions of options granted.

     Options granted under the Plans generally are non-transferable, except that an optionee may transfer options granted under the Plans to a personal holding company of which the optionee holds all direct and indirect interests, to the extent permitted by (a) applicable securities laws of the United States, Canada, the states and territories of the United States, the provinces and territories of Canada, the securities laws of the jurisdiction of residence of any optionee, and any laws, rules and regulations promulgated thereunder, (b)
Section 162(m) of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder and (c) the rules and regulations of the New York Stock Exchange (or, if the Common Shares are not then traded on the New York Stock Exchange, any United States national securities exchange or quotation system on which the Common Shares are then traded) and any securities exchange outside of the United States on which the Common Shares are then traded.

Option Agreement

     Each optionee under the Plans is required to enter into a separate option agreement, which sets forth, among other things, the number of options granted, the specific exercise price and the vesting conditions, within the following parameters: (i) the exercise price of an option may not be less than the closing price of the Common Shares on the trading day immediately prior to the grant date, as quoted on the New York Stock Exchange (for options granted under the International Plan) or on the TSE (for options granted under the Canadian Plan); and (ii) in no event may an option terminate later than 10 years after the grant date.

Exercise of Option

     An optionee may exercise an option by delivering to the Company a duly completed notice of exercise together with full payment, by cash or check, for the Common Shares being purchased under the option and any taxes required to be withheld and collected from the optionee.

Allocation of Options

     The potential benefit to be received by an optionee is dependent on increases in the price of the Common Shares prior to the exercise of the option. Accordingly, the ultimate dollar value of options is not currently ascertainable. At April 1, 1998, the closing price of the Common Shares on the New York Stock Exchange was US $25.00 and on the TSE was Cdn $35.40.

     The following table sets forth certain information with respect to options granted in 1997 under each of the Plans to the current executive officers of the Company as a group and to all employees of the Company as a group, including officers who are not executive officers of the Company. Directors who are not employees are not eligible to receive options under the Plans. For a discussion of options granted in 1997 to the Named Executive Officers, see EXECUTIVE COMPENSATION.

                          EMPLOYEE STOCK OPTION PLANS

                                                                                       COMMON SHARES
                        GROUP                           RANGE OF EXERCISE PRICES     UNDERLYING OPTIONS
                        -----                           ------------------------     ------------------
Employee Stock Option Plan (International)
  Executive Group....................................    US $25.25 -- US $30.375          410,353
  Non-Executive Officer Employee Group...............    US $23.625 -- US $36.25          368,798
Employee Stock Option Plan (Canada)
  Executive Group....................................   Cdn $35.45 -- Cdn $42.25          600,000
  Non-Executive Officer Employee Group...............   Cdn $33.30 -- Cdn $53.50          167,757

United States Federal Income Tax Consequences

     The following is a summary of the principal anticipated United States federal income tax consequences of the grant and exercise of an option to and by an optionee who is a resident or citizen of the United States. It is based on the current provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and the rules and regulations thereunder. This discussion is general only and is not a substitute for independent advice from an individual's own tax adviser.

     Options granted under the Plans are intended to be "non-qualified options" that do not meet the criteria of "incentive stock options" within the meaning of
Section 422 of the Code. An optionee will not recognize any taxable income at the time an option is granted. Upon exercise of an option, an optionee generally will recognize ordinary income, for United States income tax purposes, equal to the excess, if any, of the then fair market value of the Common Shares acquired over the exercise price of the option. Any taxable income recognized in connection with the exercise of an option will be subject to tax withholding by the optionee's employer.

     The employer of the optionee generally will be entitled to United States income tax deductions to the extent and in the year that ordinary income is recognized by the optionee in the circumstances described above.

     Dividends payable on Common Shares out of earnings and profits are ordinary income taxable at ordinary income rates. When an optionee sells Common Shares acquired pursuant to the exercise of an option, any difference between the sale price and the optionee's tax basis in the Common Shares will be treated as capital gain or loss. If an optionee holds such Common Shares for 18 months before selling them, the long-term capital gains rate will be 10% (for individuals in the 15% tax bracket) or 20% (for other individuals). A capital gains rate of 28% will apply if the optionee holds his or her Common Shares for one year, but not more than 18 months, before selling.

     Under certain circumstances, United States citizens who are resident outside the United States may be entitled to certain foreign tax credits against United States income tax liability incurred in the circumstances described above.

            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     The Shareholders will be asked to approve at the Meeting an amendment to the Employee Stock Option Plan (International) (previously defined herein as the "International Plan") to increase the number of Common Shares issuable thereunder by 400,000 and an amendment to the Employee Stock Option Plan (Canada) (previously defined herein as the "Canadian Plan") to increase the number of Common Shares issuable thereunder by 700,000. The United States-based senior officers of the Company (being officers of the rank of vice-president and higher, including executive officers) and their associates have an interest in the International Plan because such senior officers are entitled to participate in International Plan. Accordingly, such persons are precluded from voting their Common Shares with respect to this matter. The Canadian-based senior officers of the Company (being officers of the rank of vice-president and higher, including executive officers) and their associates have an interest in the Canadian Plan because such senior officers are entitled to participate in the Canadian Plan. Accordingly, such persons are precluded from voting their Common Shares with respect to this matter. Reference is made to PARTICULARS OF OTHER MATTERS TO BE VOTED ON -- APPROVAL OF AMENDMENTS TO EMPLOYEE STOCK OPTION PLANS.

                                 OTHER MATTERS

     To the best of the knowledge, information and belief of the Directors, there are no other matters which are to be acted upon at the Meeting. If such matters arise, the form of proxy provides that discretionary authority is conferred on the designated persons in the enclosed form of proxy to vote with respect to such matters; and the voting instructions for participants in the Employee Stock Bonus Plan and in the LGII 401(k) Retirement Plan provide that CIBC Mellon Trust Company may act and vote as management of the Company may recommend.

                            SHAREHOLDERS' PROPOSALS

     To be considered for inclusion in the Proxy Statement and Information Circular for the 1999 annual general meeting, proposals of Shareholders must be received by the Company no later than December 7, 1998. Such proposals should be directed to the Corporate Secretary of the Company.

                              AVAILABLE DOCUMENTS

     A COPY OF THE FOLLOWING DOCUMENTS IS AVAILABLE ON REQUEST FROM THE CORPORATE SECRETARY OF THE COMPANY AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICE AT 4126 NORLAND AVENUE, BURNABY, BRITISH COLUMBIA, CANADA, V5G 3S8, TELEPHONE
(604) 299-9321:

     (1) THE COMPANY'S LATEST ANNUAL REPORT ON FORM 10-K REQUIRED UNDER THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934 WHICH REPORT IS ALSO FILED WITH CANADIAN SECURITIES COMMISSIONS IN SATISFACTION OF THE REQUIREMENT TO FILE AN ANNUAL INFORMATION FORM PURSUANT TO CANADIAN SECURITIES LAWS AND POLICIES;

     (2) THE COMPARATIVE FINANCIAL STATEMENTS OF THE COMPANY FOR THE COMPANY'S MOST RECENTLY COMPLETED FISCAL YEAR IN RESPECT OF WHICH SUCH FINANCIAL STATEMENTS HAVE BEEN ISSUED TOGETHER WITH THE ACCOMPANYING REPORT OF THE AUDITORS AND ANY INTERIM FINANCIAL STATEMENTS OF THE COMPANY REQUIRED BY LAW AND ISSUED SUBSEQUENT TO SUCH COMPARATIVE FINANCIAL STATEMENTS; AND

     (3) THE PROXY STATEMENT AND INFORMATION CIRCULAR OF THE COMPANY DATED AS OF APRIL 8, 1997 IN CONNECTION WITH THE ANNUAL GENERAL MEETING OF SHAREHOLDERS HELD ON MAY 15, 1997;

SUBJECT TO (i) IN THE CASE OF PERSONS WHO ARE NOT SECURITIES HOLDERS OF THE COMPANY, THE PAYMENT OF A REASONABLE CHARGE AND (ii) IN ANY EVENT, THAT THE COMPANY MAY REQUIRE PAYMENT OF A REASONABLE CHARGE FOR EXHIBITS TO THE ANNUAL REPORT ON FORM 10-K.

                       APPROVAL OF THE BOARD OF DIRECTORS

     The contents of this Proxy Statement and Information Circular have been approved and the mailing thereof to the Shareholders of the Company has been authorized by the Board of Directors of the Company.

     DATED at Burnaby, British Columbia, Canada, the 6th day of April, 1998.

                                         By Order of the Board of Directors

                                         /s/ RAYMOND L. LOEWEN
                                         ------------------------------------
                                         Raymond L. Loewen,
                                         Chairman of the Board, President and
                                         Chief Executive Officer

                             THE LOEWEN GROUP INC.

                                 FORM OF PROXY
                 FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS
                            OF THE LOEWEN GROUP INC.

                           TO BE HELD ON MAY 14, 1998

             THIS PROXY IS SOLICITED BY AND ON BEHALF OF MANAGEMENT

    The undersigned, being a holder of Common shares without par value ("Common Shares") in the capital of The Loewen Group Inc. (the "Company") and hereby revoking any proxy previously given, hereby appoints RAYMOND L. LOEWEN, or failing him, PAUL WAGLER, or instead of either of them, ______________________________________________________ as proxyholder of the undersigned, to attend and vote for the undersigned and otherwise act for and on behalf of and in the name of the undersigned at the Annual General Meeting (the "Meeting") of shareholders of the Company, to be held on the 14th day of May, 1998, and at any adjournment or postponement thereof. The undersigned hereby instructs the proxyholder to vote for or vote against, or withhold or abstain from voting, as the case may be, all of the Common Shares in the capital of the Company or such number of shares as may be noted hereon registered in the name of the undersigned on any poll (ballot) in respect of the following matters, details of which are provided in the Proxy Statement and Information Circular, as indicated below.

THE UNDERSIGNED HEREBY AUTHORIZES THE PROXYHOLDER TO VOTE FOR ALL OF THE NOMINEES FOR DIRECTOR LISTED IN ITEM 1 BELOW AND FOR ALL MATTERS IN ITEMS 2 THROUGH 5 BELOW, UNLESS AN INSTRUCTION TO THE CONTRARY IS INDICATED.

1.    The election of The Honorable J. Carter Beese, Jr. as a       FOR [ ] or WITHHOLD [ ]
      Director of the Company for a term ending at the fourth
      annual general meeting after the Meeting.
      The election of James D. McLennan as a Director of the        FOR [ ] or WITHHOLD [ ]
      Company for a term ending at the fourth annual general
      meeting after the Meeting.
      The election of Kenneth T. Stevenson as a Director of the     FOR [ ] or WITHHOLD [ ]
      Company for a term ending at the fourth annual general
      meeting after the Meeting.
2.    The appointment of KPMG as auditors of the Company for the    FOR [ ] or WITHHOLD [ ]
      ensuing year.
3.    To authorize the Directors to fix the remuneration to be      FOR [ ] or AGAINST [ ] or
      paid to the auditors.                                         ABSTAIN [ ]
4.    To approve an amendment of the Employee Stock Option Plan     FOR [ ] or AGAINST [ ] or
      (International), formerly known as the Employee Stock         ABSTAIN [ ]
      Option Plan (United States), to increase the number of
      Common Shares issuable thereunder by 400,000 Common Shares.
5.    To approve an amendment of the Employee Stock Option Plan     FOR [ ] or AGAINST [ ] or
      (Canada) to increase the number of Common Shares issuable     ABSTAIN [ ]
      thereunder by 700,000 Common Shares.



The Notes to Proxy on the reverse are incorporated in and form part of this form of proxy.
If this form of proxy is returned undated, the undersigned hereby authorizes the Chairman of the Meeting or the Chairman's delegate to fill in the date May 13, 1998.

------------------------------------------------------------
Signature of Shareholder (a proxy may not be valid unless
signed)

------------------------------------------------------------
Please Print Name Here

------------------------------------------------------------
Date (a proxy may not be valid unless dated)

            _                                        _
           |                                          |



           |                                          |
            -                                        -


                                 NOTES TO PROXY

1. Shareholders who are unable to attend the Meeting are requested to complete and deposit this proxy with CIBC Mellon Trust Company no later than 10:00 a.m. (Pacific Daylight Time), May 13, 1998, at 200 Queens Quay East, Unit 6, Toronto, Ontario, Canada, M5A 4K9, or by mail at P.O. Box 12005 Stn. BRM B, Toronto, Ontario, Canada, M5A 4K9, or by fax at (416) 368-2502.

2. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR OR AGAINST, OR THE VOTING OF SUCH SHARES WILL BE WITHHELD OR ABSTAINED FROM, AS THE CASE MAY BE, ON ANY POLL (BALLOT) IN RESPECT OF THE ITEMS SET FORTH IN THE FORM OF PROXY AS THE SHAREHOLDER MAY HAVE SPECIFIED BY MARKING AN "X" IN THE PLACE PROVIDED FOR THAT PURPOSE. IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED ON ANY POLL (BALLOT) AS IF THE SHAREHOLDER HAD SPECIFIED VOTING FOR (I.E. IN FAVOR OF) THE ITEMS, AND THE SHAREHOLDER HEREBY CONFERS AUTHORITY ON THE PROXYHOLDER OR PROXYHOLDERS HEREBY APPOINTED TO VOTE THE SHARES ACCORDINGLY.

3. EACH SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHICH MAY BE A COMPANY) TO ATTEND AND ACT ON THE SHAREHOLDER'S BEHALF AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THIS FORM OF PROXY. IF THE SHAREHOLDER DOES NOT WANT TO APPOINT THE PERSONS DESIGNATED IN THE FORM OF PROXY, THE SHAREHOLDER SHOULD STRIKE OUT THEIR NAMES AND INSERT IN THE BLANK SPACE PROVIDED THE NAME OF THE PERSON THE SHAREHOLDER WISHES TO ACT AS THE SHAREHOLDER'S PROXYHOLDER AND, IF DESIRED, AN ALTERNATE PROXYHOLDER. A PROXYHOLDER OR ALTERNATE PROXYHOLDER NEED NOT BE A SHAREHOLDER OF THE COMPANY.

4. IN THE CASE OF ANY AMENDMENTS OR VARIATIONS TO THE PROPOSED RESOLUTIONS, AND IN THE CASE OF ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING, THE SHAREHOLDER HEREBY CONFERS DISCRETIONARY AUTHORITY ON THE PROXYHOLDER HEREBY APPOINTED TO ACT AND VOTE ON THE SHAREHOLDER'S BEHALF ON ANY POLL (BALLOT), AS THE PROXYHOLDER IN THE PROXYHOLDER'S SOLE DISCRETION MAY SEE FIT, ALL IN THE SAME MANNER AND TO THE SAME EXTENT AND WITH THE SAME POWER AS THE SHAREHOLDER COULD, IF THE SHAREHOLDER WERE PERSONALLY PRESENT AT SUCH MEETING. NO SUCH AMENDMENTS, VARIATIONS, OR OTHER MATTERS WERE KNOWN TO MANAGEMENT AT THE TIME THIS PROXY WAS SOLICITED.

5. This proxy may not be valid unless it is dated and signed by the shareholder or by the shareholder's attorney-in-fact duly authorized by the shareholder in writing or, in the case of a corporation, is executed under its corporate seal or by an officer or officers or attorney-in-fact for the corporation duly authorized. If this proxy is executed by an attorney-in-fact for an individual shareholder or joint shareholders or by an officer or officers or attorney-in-fact of a corporate shareholder not under its corporate seal, the instrument so empowering the officer or officers or the attorney-in-fact, as the case may be, or a notarial copy thereof, should accompany the Form of Proxy.

6. This proxy is revocable in the manner described under the heading "Appointment and Revocation of Proxies" in the accompanying Proxy Statement and Information Circular.

                 TO NON-REGISTERED HOLDERS (BENEFICIAL HOLDERS)

In accordance with National Policy Statement No. 41/Shareholder Communication, beneficial shareholders may elect annually to have their name added to an issuer's supplemental mailing list in order to receive interim financial statements. If you are interested in receiving such statements please complete and return this form.

NAME OF CORPORATION:  THE LOEWEN GROUP INC.
                    ------------------------------------------------------------

NAME OF SHAREHOLDER:
                    ------------------------------------------------------------
ADDRESS:
         -----------------------------------------------------------------------

         ---------------------------------------------------------------- Postal
         or Zip Code:
         ---------------------------
I certify that I am a beneficial shareholder.

SIGNATURE:
          ----------------------------------------------------------------------

                                                       FIRST CLASS MAIL

ATTN: CORPORATE TRUST
          DEPARTMENT

                                                   TO: CIBC MELLON TRUST COMPANY
                                                       FIFTH FLOOR
                                                       393 UNIVERSITY AVENUE
                                                       TORONTO, ONTARIO
                                                       CANADA
                                                       M5G 2M7

                              VOTING INSTRUCTIONS
                          TO CIBC MELLON TRUST COMPANY
               AS PLAN AGENT UNDER THE EMPLOYEE STOCK BONUS PLAN
                ANNUAL GENERAL MEETING OF THE LOEWEN GROUP INC.
                           TO BE HELD ON MAY 14, 1998
                 AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF
INSTRUCTIONS:
1. PLEASE INSTRUCT CIBC MELLON TRUST COMPANY, BY CHECKING THE APPROPRIATE BOXES, HOW TO VOTE YOUR FIVE COMMON SHARES WITHOUT PAR VALUE ("COMMON SHARES") IN THE CAPITAL OF THE LOEWEN GROUP INC. (THE "COMPANY") FOR EACH OF THE ITEMS SET FORTH BELOW.

2.  DATE, SIGN AND MAIL IN THE ATTACHED ENVELOPE TO CIBC MELLON TRUST COMPANY.

The undersigned participant in the Employee Stock Bonus Plan (hereinafter referred to as the "Plan") of the Company hereby instructs CIBC Mellon Trust Company as Plan Agent to exercise at the above meeting the voting rights pertaining to THE UNDERSIGNED'S FIVE COMMON SHARES OF THE COMPANY UNDER THE PLAN AS FOLLOWS:

VOTING CHOICE FOR THE ELECTION AS A DIRECTOR OF:      FOR       WITHHOLD
The Honorable J. Carter Beese, Jr.                    [ ]         [ ]
James D. McLennan                                     [ ]         [ ]
Kenneth T. Stevenson                                  [ ]         [ ]
VOTING CHOICE ON THE:
Appointment of KPMG as auditors of the Company for    [ ]         [ ]
  the ensuing year.
VOTING CHOICE ON THE:                                 FOR       AGAINST       ABSTAIN
Resolution authorizing the Directors to fix the       [ ]         [ ]           [ ]
  remuneration to be paid to the auditors.
VOTING CHOICE ON THE:                                 FOR       AGAINST       ABSTAIN
Resolution to approve an amendment of the Employee    [ ]         [ ]           [ ]
  Stock Option Plan (International), formerly
  known as the Employee Stock Option Plan (United
  States), to increase the number of Common Shares
  issuable thereunder by 400,000 Common Shares.
VOTING CHOICE ON THE:                                 FOR       AGAINST       ABSTAIN
Resolution to approve an amendment of the Employee    [ ]         [ ]           [ ]
  Stock Option Plan (Canada) to increase the
  number of Common Shares issuable thereunder by
  700,000 Common Shares.

NOTE: IF YOU DATE, SIGN AND MAIL THESE VOTING
      INSTRUCTIONS TO CIBC MELLON TRUST
      COMPANY BUT DO NOT INSTRUCT CIBC MELLON
      TRUST COMPANY HOW TO VOTE YOUR FIVE
      COMMON SHARES WITH RESPECT TO ANY OF
      THE ITEMS ABOVE, CIBC MELLON TRUST
      COMPANY, AS PLAN AGENT, WILL VOTE YOUR
      FIVE COMMON SHARES FOR EACH UNMARKED
      ITEM. IN THE CASE OF ANY AMENDMENTS OR
      VARIATIONS TO THE PROPOSED RESOLUTIONS,
      AND IN THE CASE OF ANY OTHER MATTERS
      WHICH MAY PROPERLY COME BEFORE THE
      MEETING, YOU HEREBY CONFER
      DISCRETIONARY AUTHORITY ON CIBC MELLON
      TRUST COMPANY, AS PLAN AGENT, TO ACT
      AND VOTE ON YOUR BEHALF ON ANY POLL
      (BALLOT) AS MANAGEMENT OF THE COMPANY
      MAY RECOMMEND.


  DATE: ________________________________

  ---------------------------------------------------------------------------

  Signature:

  ---------------------------------------------------------------------------

  Print Name:

             [                                                    ]

             [                                                    ]


                              VOTING INSTRUCTIONS
                          TO CIBC MELLON TRUST COMPANY
                             UNDER THE 401(k) PLAN

                ANNUAL GENERAL MEETING OF THE LOEWEN GROUP INC.
                           TO BE HELD ON MAY 14, 1998
                 AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF

INSTRUCTIONS:
1. PLEASE INSTRUCT CIBC MELLON TRUST COMPANY, BY CHECKING THE APPROPRIATE BOXES, HOW TO VOTE THE COMMON SHARES WITHOUT PAR VALUE ("COMMON SHARES") IN THE CAPITAL OF THE LOEWEN GROUP INC. (THE "COMPANY") ALLOCATED TO YOU UNDER THE 401(k) RETIREMENT PLAN FOR EACH OF THE ITEMS SET FORTH BELOW.

2.  DATE, SIGN AND MAIL IN THE ATTACHED ENVELOPE TO CIBC MELLON TRUST COMPANY.

The undersigned participant in the 401(k) Plan (hereinafter referred to as the "Plan") of Loewen Group International, Inc. hereby instructs CIBC Mellon Trust Company as Trustee's Agent to exercise at the above meeting the voting rights pertaining to THE COMMON SHARES OF THE COMPANY UNDER THE PLAN AS FOLLOWS:

VOTING CHOICE FOR THE ELECTION AS A DIRECTOR OF:      FOR       WITHHOLD
The Honorable J. Carter Beese, Jr.                    [ ]         [ ]
James D. McLennan                                     [ ]         [ ]
Kenneth T. Stevenson                                  [ ]         [ ]
VOTING CHOICE ON THE:
Appointment of KPMG as auditors of the Company for    [ ]         [ ]
  the ensuing year.
VOTING CHOICE ON THE:                                 FOR       AGAINST       ABSTAIN
Resolution authorizing the Directors to fix the       [ ]         [ ]           [ ]
  remuneration to be paid to the auditors.
VOTING CHOICE ON THE:                                 FOR       AGAINST       ABSTAIN
Resolution to approve an amendment of the Employee    [ ]         [ ]           [ ]
  Stock Option Plan (International), formerly
  known as the Employee Stock Bonus Plan (United
  States), to increase the number of Common Shares
  issuable thereunder by 400,000 Common Shares.
VOTING CHOICE ON THE:                                 FOR       AGAINST       ABSTAIN
Resolution to approve an amendment of the Employee    [ ]         [ ]           [ ]
  Stock Option Plan (Canada) to increase the
  number of Common Shares issuable thereunder by
  700,000 Common Shares.
NOTE: IF YOU DATE, SIGN AND MAIL THESE VOTING INSTRUCTIONS TO CIBC MELLON TRUST COMPANY
      BUT DO NOT INSTRUCT CIBC MELLON TRUST COMPANY HOW TO VOTE YOUR COMMON SHARES WITH
      RESPECT TO ANY OF THE ITEMS ABOVE, CIBC MELLON TRUST COMPANY, AS THE TRUSTEE'S
      AGENT, WILL VOTE THE COMMON SHARES ALLOCATED TO YOU UNDER THE PLAN FOR EACH
      UNMARKED ITEM. IN THE CASE OF ANY AMENDMENTS OR VARIATIONS TO THE PROPOSED
      RESOLUTIONS, AND IN THE CASE OF ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE
      THE MEETING, YOU HEREBY CONFER DISCRETIONARY AUTHORITY ON CIBC MELLON TRUST
      COMPANY, AS THE TRUSTEE'S AGENT, TO ACT AND VOTE ON YOUR BEHALF ON ANY POLL
      (BALLOT) AS MANAGEMENT OF THE COMPANY MAY RECOMMEND.



DATE: ________________________________


---------------------------------------
Signature:


---------------------------------------
Print Name:

     [                        ]


     [                        ]

                              THE LOEWEN GROUP INC.

                   EMPLOYEE STOCK OPTION PLAN (INTERNATIONAL)
      (RESTATED AND AMENDED AS AT APRIL 7, 1994 AND FURTHER AMENDED AS AT APRIL 7, 1995, SEPTEMBER 19, 1995, APRIL 2, 1996, NOVEMBER 20, 1996,
        APRIL 2, 1997, APRIL 8, 1997, AUGUST 15, 1997 AND MARCH 11, 1998)


                               Section 1 - General

(a) The purpose of the Employee Stock Option Plan (International) (the "Plan") is to promote the interests of The Loewen Group Inc. (the "Company") by:

        (i) furnishing Eligible Employees (as defined below) with greater incentive to develop and promote the business and financial success of the Company; and

        (ii) further associate the interests of Eligible Employees with those of the shareholders of the Company by encouraging such employees to acquire share ownership in the Company.

(b) The Plan is not qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and is not subject to any of the provisions of the Employment Retirement Income Security Act of 1974.

(c) Any questions concerning the Plan should be directed to the Corporate Secretary of the Company, at the Company's principal executive office located at 4126 Norland Avenue, Burnaby, British Columbia, Canada V5G 3S8, telephone number
(604) 299-9321.

(d) The Plan shall be governed by, and construed in accordance with, the laws of the province of British Columbia.


                             Section 2 - Eligibility

(a) Under the Plan, employees of the Company or any of its direct or indirect subsidiaries ("Subsidiaries") who are residents of the United States or its territories (the "Eligible Employees") are eligible to be granted options ("Options") to purchase Common shares without par value of the Company ("Shares").

(b) The Compensation Committee of the Company (the "Committee") or such officer as the Committee may designate shall determine from time to time those Eligible Employees to be granted Options under the Plan, and the number of Shares subject to each such Option. Each grant of an Option pursuant to the Plan shall be evidenced by a stock option agreement ("Option Agreement") executed by the employee to whom the Option is granted (the "Optionee") and the

Company. Each Option Agreement shall incorporate such terms and conditions as the Committee, in its discretion, deems consistent with the terms of the Plan.

(c) Each Option Agreement shall specify the dates upon which all or any installment of the Option will be exercisable. An Option may be exercised when installments vest at any time and from time to time thereafter with respect to all or a portion of the Shares covered by such vested installments. In addition, if an Offer (as hereinafter defined) is made, the Board of Directors, or Committee, may while the Offer remains outstanding:

        (i) determine that each Option granted by the Company to purchase Shares shall, notwithstanding any vesting period or deferral of the right to exercise otherwise applicable, be immediately exercisable effective on and after a date declared by the Board of Directors, or Committee, to be an advanced exercise date ("Advanced Exercise Date"); and

        (ii) rescind any declaration of an Advanced Exercise Date but no such rescission shall affect the validity of the exercise of such Option if validly exercised on or after a particular Advanced Exercise Date and before the date of rescission of the declaration of the particular Advanced Exercise Date.

For the purposes hereof, "Offer" means an offer to acquire the Shares made to the holders of the Company's Shares where the Shares which are the subject of the offer to purchase, together with the offeror's then presently owned Shares, will in the aggregate exceed twenty percent (20%) of the outstanding Shares of the Company and where two or more persons or companies make offers jointly or in concert or intending to exercise jointly or in concert any voting rights attaching to the Shares to be acquired, then the Shares owned by each of them shall be included in the calculation of the percentage of the Shares of the Company owned by each of them. Paragraphs (i) and (ii) shall apply to each Option granted or to be granted by the Company, which is outstanding at the time of any such declaration regardless of the date of grant thereof, provided that all other terms and conditions of the Option shall continue to apply and nothing herein shall operate to extend, enlarge or revise any Option which has expired, has been exercised, has been cancelled or otherwise has ceased to exist.


                  Section 3 - Number of Shares Subject to Plan

(a) The number of Shares issuable pursuant to the exercise of Options after the effective date of the restatement and amendment of the Plan is limited as follows:

        (i) subject to adjustment pursuant to Section 9, the aggregate number of Shares issuable pursuant to Options under the Plan shall not exceed 4,800,000 Shares (including 1,178,457 Shares under Options previously granted but not exercised as of April 7, 1994); and

        (ii) the number of Shares reserved for issuance to any one person pursuant to options (whether granted under this Plan or otherwise) shall not exceed 5% of the total issued and outstanding Shares on a non-diluted basis.

(b) The maximum number of Shares for which Options are granted after the effective date of restatement and amendment of the Plan in any one calendar year under the Plan to any one Eligible Employee shall not exceed 600,000 Shares, subject to adjustment pursuant to Section 9.

(c) If an Option granted under the Plan expires for any reason without being exercised in full, the number of Shares that would have been issuable upon the exercise of such Option shall continue to be available under the Plan.

(d) Subject to the maximum limits described in subsections (a) and (b) above, the Board of Directors of the Company (the "Board") shall reserve the number of Shares required to honor Options granted from time to time to Optionees pursuant to the Plan, and shall reserve from time to time additional Shares, if any, to ensure that a sufficient number of Shares are available for purchase under Options granted in the future.


                     Section 4 - Administration of the Plan

(a) The Plan shall be administered by the Committee which shall be comprised of two or more members of the Board who are "outside directors" within the meaning of Section 162(m) of the United States Internal Revenue Code of 1986, as amended; provided, however, that, with respect to Options that may be granted to Eligible Employees who are not subject to Section 16 of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Committee may delegate its responsibilities to a subcommittee consisting of one or more executive officers of the Company. The address of the Committee is care of the Company's principal executive office at 4126 Norland Avenue, Burnaby, British Columbia, Canada, V5G 3S8.

(b) The Committee shall have all powers and discretion necessary or appropriate to administer the Plan, consistent with and subject to the parameters set forth in the Plan, including but not limited to the power (1) to determine from time to time the Eligible Employees to be granted Options under the Plan, (2) to determine the number of Shares subject to each Option granted under the Plan,
(3) to set or amend the terms of each Option Agreement, (4) to interpret the Plan, (5) to adopt such rules or guidelines as it deems appropriate to administer the Plan, and (6) to make all other decisions, and take or cause to be taken all other actions, relating to the operation of the Plan. The Committee's determinations under the Plan shall be final and binding on all persons. No member of the Committee shall be liable to any person for any action or decision made in good faith in connection with the performance of the Committee's duties or the exercise of its powers under the Plan.

                   Section 5 - Option Price and Exercisability

(a) The exercise price of an Option shall not be less than the closing price of a Share on the trading day immediately prior to the date of grant, as quoted on The Toronto Stock Exchange (with respect to Options denominated in Canadian currency) and on the Nasdaq National Market or a United States national securities exchange or quotation system on which the Shares are then traded (with respect to Options denominated in United States currency).

(b) Except as otherwise provided in an Option Agreement, no Options shall be exercised by an Optionee until at least 6 months after the date of the grant. An Optionee may exercise an Option by delivering to the Company a duly completed form of notice of such exercise together with full payment for the Shares being purchased under the Option. The form of notice must identify the Option being exercised, state the exercise price, be signed by the Optionee and be dated the date of exercise. The Company shall promptly notify the Optionee as to any taxes required to be withheld and collected from the Optionee. Unless otherwise provided in the Option Agreement or consented to by the Company, payment for the Shares must be made in the currency in which the Option is denominated.

(c) The sale of the Shares to the Optionee shall be deemed to have occurred, and the Optionee shall be deemed to be the holder of such Shares, on the date that both the form of notice and the payment in a manner acceptable to the Company of the exercise price and any applicable taxes have been received by the Company. A certificate representing the Shares acquired by the Optionee shall be issued and delivered to the Optionee by the Company as soon is reasonably possible after the sale.


                       Section 6 - Termination of Options

(a) Any Option granted pursuant to the Plan shall terminate upon the earlier of:
(i) ten years after the date of grant; and (ii) such event(s) of termination as are provided in the Option Agreement or as are determined from time to time by the Committee.

(b) A change in the duties or position of the Optionee, or the transfer of the Optionee from one position with the Company to another, or the transfer of an Optionee from one employer to another employer shall not trigger the termination of such Optionee's Option so long as such Optionee remains a bona fide employee of the Company or any Subsidiary.


                   Section 7 - Non-transferability of Options

(a) Except as hereafter provided, an Option granted under the Plan may not be transferred, pledged or assigned otherwise than by will or the laws of descent and distribution and may be exercised only by the Optionee during his or her lifetime.

(b) Options that are exercisable at the date of an Optionee's death may be exercised by the Optionee's heirs entitled thereto or by the administrator or the executor or trustee of his or her last will and testament. Any such exercise may not take place after the earlier of: (i) the expiration of the Option in accordance with Section 6(a)(i) above; and (ii) two years after the date of the Optionee's death without the prior written consent of the Company.

(c) To the extent permitted by applicable Laws, an Optionee shall be permitted to transfer Options to a personal holding company of which the Optionee holds all direct and indirect interests. For purposes of this paragraph, "Laws" means
(i) the securities laws of the United States, Canada, the states and territories of the United States, the provinces and territories of Canada, the securities laws of the jurisdiction of residence of any Optionee, and applicable laws, rules and regulations promulgated thereunder, (ii) Section 162(m) of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder and (iii) the rules and regulations of the New York Stock Exchange (or, if the Shares are not traded on the New York Stock Exchange, any United States national securities exchange or quotation system on which the Shares are traded) and any securities exchange outside of the United States on which the Shares are traded.


                      Section 8 - Termination or Amendment

        Subject to regulatory approval and, where required, approval of the shareholders of the Company, the Committee may, at any time and for any reason, amend or terminate the Plan, subject to ratification by the Board. The Plan shall remain in effect until it is terminated by the Committee, subject to ratification by the Board. No Options may be granted under the Plan after its termination, but no termination or amendment of the Plan shall affect any previously granted Option.


                     Section 9 - Protection Against Dilution

        The Committee shall adjust the number of Shares covered by the Plan and any Option in a manner it considers equitable to reflect any change in the capitalization of the Company including, but not limited to, such changes as stock dividends, consolidations and subdivisions of shares or changes resulting from an amalgamation of the Company with one or more corporations. No fractional shares or rights to acquire a fractional share will be created as a result of an adjustment made pursuant to this section. The Committee shall also adjust the exercise price under any Option in a manner it considers equitable if the number of Shares covered by the Option is adjusted pursuant to this section.

                       Section 10 - Rights as Shareholders

        An Optionee shall have no rights as a shareholder (including the right to vote and to receive dividends) of the Company with respect to Shares covered by Options until such participant becomes the holder of record of such Shares.


            Section 11 - Compliance with Certain U.S. Securities Laws

        With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. If any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.


                       Section 12 - Restrictions on Resale

        Under United States federal law, Shares purchased pursuant to Options granted under the Plan by Optionees who are not "affiliates" of the Company within the meaning of the Securities Act of 1933, as amended (the "Act"), generally may be resold without registration or other restriction under the Act. Generally, Shares purchased by "affiliates" pursuant to Options granted under the Plan may not be resold to the public in the United States without registration under the Act, except pursuant to an exemption from such registration. One such exemption from registration is Rule 144 under the Act, which permits resales by affiliates so long as certain volume, manner of sale and other requirements have been satisfied. An "affiliate" is a person who directly or indirectly controls, or is controlled by, or is under common control with, the Company.


                        Section 13 - General Limitations

        Neither the Plan nor any Option granted hereunder is to be interpreted as giving any person a right to remain an employee of the Company or any of its Subsidiaries. The Company and its Subsidiaries reserve the right to terminate anyone's service at any time, with or without cause, and neither the Plan nor any Option granted hereunder affects that right. THE EMPLOYEE ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE SHARES.

                              THE LOEWEN GROUP INC.

                      EMPLOYEE STOCK OPTION PLAN (CANADA)
      (RESTATED AND AMENDED AS AT APRIL 7, 1994 AND FURTHER AMENDED AS AT APRIL 7, 1995, SEPTEMBER 19, 1995, APRIL 2, 1996, NOVEMBER 20, 1996,
        APRIL 2, 1997, APRIL 8, 1997, AUGUST 15, 1997 AND MARCH 11, 1998)


                               Section 1 - General

(a) The purpose of the Employee Stock Option Plan (Canada) (the "Plan") is to promote the interests of The Loewen Group Inc. (the "Company") by:

        (i) furnishing Eligible Employees (as defined below) with greater incentive to develop and promote the business and financial success of the Company; and

        (ii) further associate the interests of Eligible Employees with those of the shareholders of the Company by encouraging such employees to acquire share ownership in the Company.

(b) Any questions concerning the Plan should be directed to the Corporate Secretary of the Company, at the Company's principal executive office located at 4126 Norland Avenue, Burnaby, British Columbia, Canada, V5G 3S8, telephone number (604) 299-9321.

(c) The Plan shall be governed by, and construed in accordance with, the laws of the province of British Columbia.


                             Section 2 - Eligibility

(a) Under the Plan, employees of the Company or any of its direct or indirect subsidiaries ("Subsidiaries") who are residents of Canada ("Eligible Employees") are eligible to be granted options ("Options") to purchase Common shares without par value of the Company ("Shares").

(b) The Compensation Committee of the Company (the "Committee") or such officer as the Committee may designate shall determine from time to time those Eligible Employees to be granted Options under the Plan, and the number of Shares subject to each such Option. Each grant of an Option pursuant to the Plan shall be evidenced by a stock option agreement ("Option Agreement") executed by the employee to whom the Option is granted (the "Optionee") and the Company. Each Option Agreement shall incorporate such terms and conditions as the Committee, in its discretion, deems consistent with the terms of the Plan.

(c) Each Option Agreement shall specify the dates upon which all or any instalment of the Option will be exercisable. An Option may be exercised when instalments vest at any time and from time to time thereafter with respect to all or a portion of the Shares covered by such vested installments. In addition, if an Offer (as hereinafter defined) is made, the Board of Directors, or Committee, may while the Offer remains outstanding:

        (i) determine that each Option granted by the Company to purchase Shares shall, notwithstanding any vesting period or deferral of the right to exercise otherwise applicable, be immediately exercisable effective on and after a date declared by the Board of Directors, or Committee, to be an advanced exercise date ("Advanced Exercise Date"); and

        (ii) rescind any declaration of an Advanced Exercise Date but no such rescission shall affect the validity of the exercise of such Option if validly exercised on or after a particular Advanced Exercise Date and before the date of rescission of the declaration of the particular Advanced Exercise Date.

For the purposes hereof, "Offer" means an offer to acquire the Shares made to the holders of the Company's Shares where the Shares which are the subject of the offer to purchase, together with the offeror's then presently owned Shares, will in the aggregate exceed twenty percent (20%) of the outstanding Shares of the Company and where two or more persons or companies make offers jointly or in concert or intending to exercise jointly or in concert any voting rights attaching to the Shares to be acquired, then the Shares owned by each of them shall be included in the calculation of the percentage of the Shares of the Company owned by each of them. Paragraphs (i) and (ii) shall apply to each Option granted or to be granted by the Company, which is outstanding at the time of any such declaration regardless of the date of grant thereof, provided that all other terms and conditions of the Option shall continue to apply and nothing herein shall operate to extend, enlarge or revise any Option which has expired, has been exercised, has been cancelled or otherwise has ceased to exist.


                  Section 3 - Number of Shares Subject to Plan

(a) The number of Shares issuable pursuant to the exercise of Options after the effective date of restatement and amendment of the Plan is limited as follows:

        (i) subject to adjustment pursuant to Section 9, the aggregate number of Shares issuable pursuant to Options under the Plan shall not exceed 3,400,000 Shares (including 1,051,025 Shares under Options previously granted but not exercised as of April 7, 1994); and

        (ii) the number of Shares reserved for issuance to any one person pursuant to options (whether granted under this Plan or otherwise) shall not exceed 5% of the total issued and outstanding Shares on a non-diluted basis.

(b) The maximum number of Shares for which Options are granted after the effective date of restatement and amendment of the Plan in any one calendar year under the Plan to any one Eligible Employee shall not exceed 600,000 Shares, subject to adjustment pursuant to Section 9.

(c) If an Option granted under the Plan expires for any reason without being exercised in full, the number of Shares that would have been issuable upon the exercise of such Option shall continue to be available under the Plan.

(d) Subject to the maximum limits described in subsections (a) and (b) above, the Board of Directors of the Company (the "Board") shall reserve the number of Shares required to honour Options granted from time to time to Optionees pursuant to the Plan, and shall reserve from time to time additional Shares, if any, to ensure that a sufficient number of Shares are available for purchase under Options granted in the future.


                     Section 4 - Administration of the Plan

(a) The Plan shall be administered by the Committee which shall be comprised of two or more members of the Board who are "outside directors" within the meaning of Section 162(m) of the United States Internal Revenue Code of 1986, as amended; provided, however, that, with respect to Options that may be granted to Eligible Employees who are not subject to Section 16 of the United States Securities Exchange Act of 1934, as amended, the Committee may delegate its responsibilities to a subcommittee consisting of one or more executive officers of the Company. The address of the Committee is care of the Company's principal executive office at 4126 Norland Avenue, Burnaby, British Columbia, Canada, V5G 3S8.

(b) The Committee shall have all powers and discretion necessary or appropriate to administer the Plan, consistent with and subject to the parameters set forth in the Plan, including but not limited to the power (1) to determine from time to time the Eligible Employees to be granted Options under the Plan, (2) to determine the number of Shares subject to each Option granted under the Plan,
(3) to set or amend the terms of each Option Agreement, (4) to interpret the Plan, (5) to adopt such rules or guidelines as it deems appropriate to administer the Plan, and (6) to make all other decisions, and take or cause to be taken all other actions, relating to the operation of the Plan. The Committee's determinations under the Plan shall be final and binding on all persons. No member of the Committee shall be liable to any person for any action or decision made in good faith in connection with the performance of the Committee's duties or the exercise of its powers under the Plan.


                   Section 5 - Option Price and Exercisability

(a) The exercise price of an Option shall not be less than the closing price of the Shares as quoted on The Toronto Stock Exchange on the trading day immediately prior to the date of the grant.

(b) Except as otherwise provided in an Option Agreement, no Options shall be exercised by an Optionee for at least 6 months after the date of the grant. An Optionee may exercise an Option by delivering to the Company a duly completed form of notice of such exercise together with full payment for the Shares being purchased under the Option. The form of notice must identify the Option being exercised, state the exercise price, be signed by the Optionee and be dated the date of exercise. The Company shall promptly notify the Optionee as to any taxes required to be collected from the Optionee. Unless otherwise provided in the Option Agreement or consented to by the Company, payment for the Shares must be made in the currency in which the Option is denominated.

(c) The sale of the Shares to the Optionee shall be deemed to have occurred, and the Optionee shall be deemed to be the holder of such Shares, on the date that both the form of notice and the payment in a manner acceptable to the Company of the exercise price and any applicable taxes have been received by the Company. A certificate representing the Shares acquired by the Optionee shall be issued and delivered to the Optionee by the Company as soon as is reasonably possible after the sale.


                       Section 6 - Termination of Options

(a) Any Option granted pursuant to the Plan shall terminate upon the earlier of:
(i) ten years after the date of grant; and (ii) such event(s) of termination as are provided in the Option Agreement or as are determined from time to time by the Committee.

(b) A change in the duties or position of the Optionee, or the transfer of the Optionee from one position with the Company to another, or the transfer of an Optionee from one employer to another employer shall not trigger the termination of such Optionee's Option so long as such Optionee remains a bona fide employee of the Company or any Subsidiary.


                   Section 7 - Non-transferability of Options

(a) Except as hereafter provided, an Option granted under the Plan may not be transferred, pledged or assigned otherwise than by will or the laws of descent and distribution and may be exercised only by the Optionee during the Optionee's lifetime.

(b) Options that are exercisable at the date of an Optionee's death may be exercised by the Optionee's heirs entitled thereto or by the administrator or the executor or trustee of his or her last will and testament. Any such exercise may not take place after the earlier of: (i) the expiration of the Option in accordance with Section 6(a)(i) above; and (ii) two years after the date of the Optionee's death without the prior written consent of the Company.

(c) To the extent permitted by applicable Laws, an Optionee shall be permitted to transfer Options to a personal holding company of which the Optionee holds all direct and indirect interests. For purposes of this paragraph, "Laws" means
(i) the securities laws of the United States, Canada, the states and territories of the United States, the provinces and territories of Canada, the securities laws of the jurisdiction of residence of any Optionee, and applicable laws, rules and regulations promulgated thereunder, (ii) Section 162(m) of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder and (iii) the rules and regulations of the New York Stock Exchange (or, if the Shares are not traded on the New York

Stock Exchange, any United States national securities exchange or quotation system on which the Shares are traded) and any securities exchange outside of the United States on which the Shares are traded.


                      Section 8 - Termination or Amendment

        Subject to regulatory approval and, where required, approval of the shareholders of the Company, the Committee may, at any time and for any reason, amend or terminate the Plan, subject to ratification by the Board. The Plan shall remain in effect until it is terminated by the Committee, subject to ratification by the Board. No Options may be granted under the Plan after its termination, but no termination or amendment of the Plan shall affect any previously granted Option.


                     Section 9 - Protection Against Dilution

        The Committee shall adjust the number of Shares covered by the Plan and any Option in a manner which it considers equitable to reflect any change in the capitalization of the Company including, but not limited to, such changes as stock dividends, consolidations and subdivisions of shares or changes resulting from an amalgamation of the Company with one or more corporations. No fractional shares or rights to acquire a fractional share will be created as a result of an adjustment made pursuant to this section. The Committee shall also adjust the exercise price under any Option in a manner it considers equitable if the number of Shares covered by the Option is adjusted pursuant to this section.


                       Section 10 - Rights as Shareholders

        An Optionee shall have no rights as a shareholder (including the right to vote and to receive dividends) of the Company with respect to Shares covered by Options until such participant becomes the holder of record of such Shares.


                       Section 11 - Securities Regulation

        Where necessary to effect an exemption from the registration or distribution requirements applicable to the Options or the Shares under applicable securities laws or policies, the Committee may take such action or require such action or agreement by any Optionee as may from time to time be necessary to comply with such applicable securities laws and policies. The directors may decline to grant some or all of the Options or to issue some or all of the Shares pursuant to the Plan unless the grant of such Options or the issuance of such Shares is exempt from such requirements, upon the advice of counsel to the Company.

                        Section 12 - General Limitations

        Neither the Plan nor any Option granted hereunder is to be interpreted as giving any person a right to remain an employee of the Company or any of its Subsidiaries. The Company and its Subsidiaries reserve the right to terminate anyone's service at any time, with or without cause, and neither the Plan nor any Option granted hereunder affects that right.

        THE EMPLOYEE ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE SHARES.